UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ADVANCED SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

December 21, 2012

Dear Contract Owner:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of the Advanced Series Trust (the “Trust”). The Meeting is scheduled to be held at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th floor, Newark, New Jersey, on February 14, 2013 at 10:00 a.m., Eastern Standard Time (the “Meeting”).

At the Meeting, shareholders will be asked to approve the proposals described below:

1. Elect the Board of Trustees of the Trust (“Board”) (All Portfolios); and

2. Approve a Shareholder Services and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (All Portfolios other than AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio).

Under Proposal 1, the shareholders of the Portfolios are being asked to elect each of the Board members who have previously been elected by shareholders or appointed by the Board.

Under Proposal 2, an existing administrative services fee would be discontinued, and replaced with an equivalent fee under the Plan, authorizing the Portfolios covered by the Plan to compensate Prudential Annuities Distributors, Inc. (“PAD”), the Trust’s principal underwriter, for shareholder servicing and distribution expenses at the annual rate of 0.10% of the average daily net assets of the shares of each Portfolio. The fee rate under the Plan is the same as the contractual administrative services fee rate, and therefore approval of the Plan will not result in any change in contractual fee rates. However, because the effective administrative services fee rate paid by many of the Portfolios is currently less than 0.10% due to voluntary waivers, the Trust’s investment managers have agreed to contractually reduce their management fees so that all shareholders will benefit by receiving an immediate overall reduction in Portfolio fees following implementation of the Plan.

As an owner of a variable annuity contract or certificate or variable life insurance policy that participates in the Portfolios as of the close of business on November 16, 2012, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Board has approved the proposals identified above and recommends that you vote “FOR” each of them. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via the internet or by telephone. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Robert F. O’Donnell

President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity or variable life contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

If you have received these proxy materials, you have allocated some or all of your account value to one or more series of the Advanced Series Trust (“AST”). As is further explained below, AST is seeking shareholder consideration and approval of two important proposals. You are being asked to provide voting instructions to your insurance company on these two proposals.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on two issues:

•	to elect 11 Trustees to the AST Board of Trustees; and

•	to approve a shareholder services and distribution plan

Q3. WHY IS IT IMPORTANT TO ELECT TRUSTEES?

A. The federal securities laws generally require that at least 2/3 of the board members of a mutual fund be elected by shareholders. In light of recent appointments of new board members as well as announced and anticipated future retirements of Board members, in order to assure the continuity and uninterrupted functioning of the Board and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the nominees, shareholders will facilitate the Board’s transition through retirements, and the Trustees will have the flexibility necessary to appoint future new members in compliance with the requirements of the federal securities laws.

Q4. WHAT IS A “SHAREHOLDER SERVICES AND DISTRIBUTION PLAN?”

A. The federal securities laws permit a mutual fund to use fund assets to pay for distribution, sales, and related shareholder servicing functions only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s Board and shareholders. The shareholder services and distribution plan, commonly referred to as a “12b-1 plan,” establishes the terms, conditions and limitations pursuant to which fund assets may be used to pay for distribution, sales, and related shareholder servicing functions. The fee paid by the fund pursuant to this plan is commonly referred to as a “12b-1 fee.”

If approved by shareholders, each Portfolio (other than those structured as funds-of-funds) will pay a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio. Several Portfolios are structured as funds-of-funds, which means that they invest all or substantially all of their assets in other AST Portfolios. These Portfolios will not be covered by the shareholder services and distribution plan, and therefore, will not pay directly the 12b-1 fee. These Portfolios, however, will bear indirectly the 12b-1 fees to be paid by the Portfolios in which they invest. The following Portfolios are structured as funds-of-funds: AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio.

Q5. WILL APPROVAL OF THE SHAREHOLDER SERVICES AND DISTRIBUTION PLAN RESULT IN HIGHER FEES OR EXPENSES?

A. No. Because the 12b-1 fee will replace an existing administrative services fee, and the maximum fee rates (0.10%) are the same currently, there will be no increase in maximum fee rates. However, because the actual administrative services fee rate paid by many of the Portfolios is less than 0.10% due to voluntary waivers, the Trust’s investment managers have agreed to reduce fees paid by the Portfolios in order to offset the difference in the fee rates, and additionally, to ensure that all shareholders receive an immediate overall reduction in Portfolio fees following implementation of the Plan. The investment managers would not be able to increase their management fee rates in the future without approval by the AST Board and shareholders. However, this fee reduction does not mean that the overall Portfolio fees and expenses paid by shareholders will always be lower than before, because other Portfolio fees and expenses can increase in the future due to a number of different factors, and the fee reductions will not necessarily be sufficient to offset any possible future increase in Portfolio fees and expenses.

Q6. HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A. Yes. The Board of Trustees of AST has approved the proposals and recommends that you vote to approve them.

Q7. WHY AM I RECEIVING PROXY INFORMATION ON PORTFOLIOS THAT I AM NOT INVESTED IN?

A. Shareholders of each Portfolio of AST are being asked to elect Trustees and shareholders of most of the Portfolios of AST are being asked to approve the shareholder services and distribution plan. As a result, most of the information that must be included in a proxy statement for your Portfolio(s) needs to be included in a proxy statement for each of the other Portfolios as well. You are only being asked to provide voting instructions on the proposal (s) that impact the AST Portfolios that you are invested in.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The Prudential Insurance Company of America and its affiliates are bearing all costs associated with the proxy statement. AST’s investment managers are affiliates of The Prudential Insurance Company of America. You will not bear any of the costs or expenses associated with the proxy statement.

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in each Portfolio as of the record date. The record date is November 16, 2012.

Q10. HOW DO I VOTE?

A. You can vote by attending the shareholder meeting and submitting your voting instructions. Or, you may vote by completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope, or by telephone by calling toll-free 1-800-690-6903, or you may vote via the internet by going to www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting. If you require assistance or have any questions regarding the mailing you received, we have hired Broadridge Financial Solutions, Inc. (Broadridge) to respond to questions and provide assistance. Broadridge customer service can be contacted Monday-Friday at (877) 721-8341 between the hours of 9:30 a.m. and 9:00 p.m., Eastern Standard Time.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 14, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of the Advanced Series Trust (the “Trust” or “AST”) will be held on Friday, February 14, 2013, at 10:00 a.m., Eastern Standard Time, at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th Floor, Newark, New Jersey 07102 (the “Meeting”). The Portfolios which comprise AST are listed on pages 1 and 2 of the Proxy Statement. You are receiving this Proxy Statement because you have an interest in at least one AST Portfolio. The purpose of the Meeting is to consider and act upon the matters described below:

1. To elect the Board of Trustees of the Trust (“Board”) (All Portfolios);

2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for most Portfolios (All Portfolios other than AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio); and

3. To transact such other business that may properly come before the Meeting.

Your Board unanimously recommends that you vote in favor of the proposals.

Please note that owners of variable annuity contracts or variable life insurance policies (“Contract owners”) who have allocated account value to separate accounts investing in one or more of the Portfolios may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on November 16, 2012. If you had an interest in any AST Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also can vote or provide voting instructions by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions, or you may vote via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: December 21, 2012

VOTING INFORMATION

ADVANCED SERIES TRUST

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF ADVANCED SERIES TRUST

TO BE HELD ON FEBRUARY 14, 2013

Dated: December 21, 2012

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to Contract owners who, as of November 16, 2012 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of Advanced Series Trust (“AST” or the “Trust”).

Prudential Insurance Company of America

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance & Annuity Company

Pramerica of Bermuda Life Assurance Company, Ltd.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Zurich American Life Insurance Company

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposals that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential insurance companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about December 21, 2012.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for each proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the unmarked Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Prudential Investments LLC and/or AST Investment Services, Inc. (collectively referred to herein as the “Manager”), the Trust’s co-investment managers, or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

100 Mulberry Street

Gateway Center Three—4th Floor

Newark, New Jersey 07102

PROXY STATEMENT DATED DECEMBER 21, 2012 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 14, 2013

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 100 Mulberry Street, Gateway Center Three—4th Floor, on Friday, February 14, 2013, at 10:00 a.m., Eastern Standard Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies (“Contract owners”) (the “Contracts”) issued by Prudential Insurance Company of America, Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, Prudential Retirement Insurance & Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and Zurich American Life Insurance Company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of November 16, 2012 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of one or more portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust. The Portfolios of the Trust are:

AST Academic Strategies Asset Allocation Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
AST Advanced Strategies Portfolio	AST Large-Cap Value Portfolio
AST Balanced Asset Allocation Portfolio	AST Lord Abbett Core Fixed-Income Portfolio
AST BlackRock Global Strategies Portfolio	AST Marsico Capital Growth Portfolio
AST BlackRock Value Portfolio	AST MFS Global Equity Portfolio
AST Bond Portfolio 2015	AST MFS Growth Portfolio
AST Bond Portfolio 2016	AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2017	AST Mid-Cap Value Portfolio
AST Bond Portfolio 2018	AST Moderate Asset Allocation Portfolio*
AST Bond Portfolio 2019	AST Money Market Portfolio
AST Bond Portfolio 2020	AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2021	AST Neuberger Berman Mid-Cap Growth Portfolio
AST Bond Portfolio 2022	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Parametric Emerging Markets Equity Portfolio
AST Cohen & Steers Realty Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Federated Aggressive Growth Portfolio	AST PIMCO Total Return Bond Portfolio
AST FI Pyramis® Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio	AST Prudential Core Bond Portfolio
AST First Trust Capital Appreciation Target Portfolio	AST QMA US Equity Alpha Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio	AST Quantitative Modeling Portfolio
AST Global Real Estate Portfolio	AST Schroders Global Tactical Portfolio
AST Goldman Sachs Concentrated Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST Goldman Sachs Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Small-Cap Value Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST High Yield Portfolio	AST T. Rowe Price Equity Income Portfolio
AST Horizon Moderate Asset Allocation Portfolio	AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST International Value Portfolio

*	Formerly, AST CLS Moderate Asset Allocation Portfolio.

AST Investment Grade Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST Jennison Large-Cap Growth Portfolio	AST Wellington Management Hedged Equity Portfolio
AST Jennison Large-Cap Value Portfolio	AST Western Asset Core Plus Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST J.P. Morgan International Equity Portfolio

Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees” or “Board Members.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 14, 2013

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.annuities.prudential.com/view/page/investor on or about December 21, 2012. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about December 21, 2012. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

Prudential Investments LLC and AST Investment Services, Inc. are the co-investment managers of each Portfolio of the Trust. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the co-investment managers and the Prudential insurance companies, is the principal underwriter of each Portfolio’s Shares. The mailing address for Prudential Investments LLC and the Trust’s principal offices is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The mailing address for AST Investment Services, Inc. and PAD is One Corporate Drive, Shelton, Connecticut 06484. In addition, the investment subadvisers listed in Exhibit A (the “Subadvisers”) serve as investment subadvisers to the Portfolios.

Contract owners who have allocated account values to one or more Portfolios as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL 1: ELECTION OF THE BOARD OF TRUSTEES

Shareholders of the Trust are being asked to consider the election of the Board of Trustees, including the election of all of the current members of the Board except for Saul K. Fenster, Ph.D., who has announced his intention to retire from the Board on December 31, 2012. Shareholders of the Trust are also being asked to consider the election of Sherry S. Barrat and Kay Ryan Booth, who are not current members of the Board, but have been appointed to the Board effective January 1, 2013. The number of Trustees to serve on the Board has been set at 11. The Trust’s current Trustees are:

•	Susan Davenport Austin

•	Timothy S. Cronin

•	Saul K. Fenster, Ph.D. (retiring on December 31, 2012)

•	Delayne Dedrick Gold

•	Robert F. Gunia

•	W. Scott McDonald, Jr., Ph.D.

•	Thomas T. Mooney

•	Thomas M. O’Brien

•	Robert F. O’Donnell

•	F. Don Schwartz

Messrs. Cronin, Gunia and O’Donnell are each an “interested person” (as defined in the 1940 Act) of the Trust (an “Interested Trustee”). Msses. Austin and Gold, and Messrs. McDonald, Mooney, O’Brien and Schwartz are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Therefore, the Board is currently composed of three Interested Trustees and six Independent Trustees (excluding Mr. Fenster). The Chair of the Board is Thomas T. Mooney, who is an Independent Trustee.

The current Independent Trustees, together with Mses. Barrat and Booth are referred to herein as “Independent Nominees.” Messrs. Cronin, Gunia and O’Donnell are referred to herein as “Interested Nominees.” If all of the individuals nominated for election are elected by shareholders, the Board will be comprised of three Interested Trustees and eight Independent Trustees.

Section 16 of the 1940 Act effectively requires that at least 2/3 of the members of a mutual fund’s board be elected by shareholders. All of the current members of the Board except Mr. O’Donnell, Ms. Barrat and Ms. Booth were elected by shareholders in February 2011. Mr. O’Donnell was appointed to and joined the Board in 2012. Ms. Barrat and Ms. Booth were also appointed to the Board in 2012, although they will not begin to serve on the Board until January 1, 2013.

Although the current composition of the Board satisfies the requirement that 2/3 of the Board be elected by shareholders, in light of the recent appointments of three new Trustees (Mr. O’Donnell, Ms. Barrat and Ms. Booth), Mr. Fenster’s announced retirement, as well as the anticipated retirement of Mr. Schwartz and other Independent Trustees in coming years, the Board may in the near future approach its statutory limitation under the 1940 Act and would no longer be able to appoint additional Trustees without a shareholder vote.

In order to assure the continuity and uninterrupted functioning of the Board, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the nominees, shareholders will enable the addition of new Trustees to facilitate the Board’s transition through retirements and the Trustees will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Trust at which Trustees are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with the Trust’s retirement policy; or (c) until they resign or are removed as permitted by law. The Trust’s retirement policy generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78. The Governance Committee of the Board, however, may recommend to the Board the extension of a Trustee’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

Any Trustee may be removed by the holders of not less than a majority of the Trust’s outstanding Shares entitled to vote on the election of Trustees. In the event of a vacancy on the Board, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least 2/3 of the Trustees have been elected by shareholders.

The Board of the Trust met eleven times during the twelve months ended December 31, 2011 and met twelve times during the twelve months ended December 31, 2012. Each incumbent Trustee attended each of these meetings, with the exception of Robert F. O’Donnell, who was not a member of the Board during 2011. It is expected that the Trustees will have at least 12 board meetings a year at regularly scheduled meetings.

None of the Nominees is related to another. None of the Independent Trustees nor persons nominated to become Independent Trustees owns shares of Prudential Financial, Inc. or its affiliates.

Trustee Nominees

Information regarding each Nominee is provided below. If elected, each Nominee, except Messrs. Cronin, Gunia and O’Donnell, would not be an “interested person” (as defined in the 1940 Act) of the Trust. The business address of all Nominees is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Interested Nominees:

Name, Address and Age	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Nominee	Other Directorships Held by Nominee
Robert F. O’Donnell (44)	Trustee and President	From 2012 to present, Trustee and President	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	87	None

Timothy S. Cronin (47)	Trustee and Vice President	From 2009 to present, Trustee and Vice President.	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	87	None

Robert F. Gunia (66)	Trustee	From 2003 to present, Trustee	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	87	Director (since May 1989) of The Asia Pacific Fund, Inc.

Independent Nominees:

Name, Address and Age	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Nominee	Other Directorships Held by Nominee
Susan Davenport Austin (45)	Trustee	From 2011 to present, Trustee	Vice Chairman (commencing 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	87	None

Sherry S. Barrat (63)	Trustee	Service as Trustee to begin on January 1, 2013	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	87	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).

Kay Ryan Booth (62)	Trustee	Service as Trustee to begin on January 1, 2013	Managing Director, Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	87	None

Delayne Dedrick Gold (74)	Trustee	From 2003 to present, Trustee	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	87	None

W. Scott McDonald, Jr., Ph.D. (75)	Trustee	From 2003 to present, Trustee	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	87	None

Thomas T. Mooney (71)	Trustee and Chair	From 2003 to present, Trustee and Chair	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	87	None

Name, Address and Age	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Nominee	Other Directorships Held by Nominee
Thomas M. O’Brien (62)	Trustee	From 1992 to present, Trustee	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	87	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (77)	Trustee	From 1992 to present, Trustee	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	87	None

Leadership and Board Structure, Qualifications and Experience of the Nominees

The Board is responsible for oversight of the Trust and its Portfolios. The Trust has engaged the Manager to manage the Trust on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of ten members, seven of whom are Independent Trustees and one of whom is no longer an employee of the Manager or its affiliates but does not currently meet the requirements for an Independent Trustee. There are also two Trustees who are employed by the Manager. The Board meets in-person at regularly scheduled board meetings eight times throughout the year (several of these meetings are conducted back-to-back). In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Trustees. The Board is vice chaired by an Independent Trustee. As Vice-Chair this Independent Trustee will, in the absence of the Chair, lead the Board in its activities. The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees, each Nominee should serve as a Trustee. Among other attributes common to all Nominees currently serving on the Board are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, for Nominees currently serving on the Board, the Board has taken into account the actual service and commitment of the Nominees during their tenure in concluding that each should continue to serve.

A Nominee’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a Trustee.

Ms. Gold and Messrs. McDonald, Mooney, O’Brien and Schwartz have each served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc, and/or other mutual funds advised by Prudential Investments or its predecessors. In addition, Mr. McDonald has more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry. Mr. Schwartz has more than 30 years experience as a management consultant including in the financial services industry and additional experience in the insurance industry. Messrs. Mooney and O’Brien have experience serving on boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors. Ms. Austin currently serves as a director and as Senior Vice President and Chief Financial Officer of Sheridan Broadcasting Corporation and President of the Sheridan Gospel Network. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Mr. O’Donnell, who has served as an Interested Trustee and/or President of the Trust and other funds advised by the Manager since 2012, is President of Prudential Annuities. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Manager since 2009, has served as a Vice President of the Trust and other funds advised by the Manager since 2009 and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.

Specific details about each Nominee’s professional experience are set forth in the professional biography tables, above.

Board Committees

The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. O’Brien (chair), Ms. Austin, Ms. Gold and Mr. Mooney. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.annuities.prudential.com. The Audit Committee met four times during the Trust’s most recently completed fiscal year.

Compliance Committee. The Compliance Committee consists of Mr. McDonald (chair), Mr. O’Brien, Mr. Schwartz, Mr. Gunia and Mr. Mooney (ex-officio). The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board’s Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The Compliance Committee met four times during the Trust’s most recently completed fiscal year. The Compliance Committee Charter is available on the Trust’s website at www.annuities.prudential.com.

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Ms. Gold, Mr. McDonald, Mr. Schwartz, and Mr. Mooney (ex-officio). In light of Mr. Fenster’s announced intention to retire from the Board, the Board has elected Ms. Gold as Chair effective January 1, 2013. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The Governance Committee met three times during the Trust’s most recently completed fiscal year. The Governance Committee Charter is available on the Trust’s website at www.annuities.prudential.com.

Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The IRRC helps the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks.

The IRRC reviews written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considers presentations from subadvisers, the investment managers, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviews management’s evaluation of various types of risks to the Portfolios. The Investment Review and Risk Committee met two times during the Trust’s most recently completed fiscal year.

Risk Oversight

Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust and its Portfolios. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Manager and other service providers to the Trust. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Manager, its affiliates or other service providers.

Selection of Trustee Nominees

The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (currently, Saul K. Fenster, and effective January 1, 2013, Delayne Dedrick Gold), in either case in care of the Trust, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Trust shares indirectly held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust’s investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with the Board of Trustees

Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Compensation

As of January 1, 2012, each Independent Trustee and Non-Management Interested Trustee receives an aggregate annual retainer of $230,000 from the Trust and all other investment companies managed by the Manager which are overseen by the Trustee. The annual retainer for the calendar year ending December 31, 2011 was $210,000. The Independent Trustee who serves as the Chair of the Trust’s Board receives an additional annual aggregate retainer of $85,000. In addition, the Independent Trustees and Non-Management Interested Trustee who are members of the Trust’s Audit, Governance or Compliance Committees receive an annual aggregate retainer of $20,000 for their service on the Committees, except that the Chair of each Committee receives an annual aggregate retainer of $40,000. The Independent Trustees and Non-Management Interested Trustee who are members of the Trust’s Investment Review and Risk Committee receive an annual aggregate retainer of $10,000 for their service on the Committee (effective January 1, 2013, the annual aggregate retainer will be $20,000). Independent Trustees and Non-Management Interested Trustees receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses, subject to expense guidelines and limits as approved by the Board.

The Management Interested Trustees, who are Messrs. Cronin and O’Donnell, do not receive any compensation from the Trust, and they do not receive any pension or retirement benefits for their service as Trustees. Messrs. Cronin and O’Donnell receive compensation from the Manager and/or its affiliates.

Set forth below is information describing the aggregate compensation paid by the Trust for the Trust’s most recently completed fiscal year and by the fund complex for the calendar year ended December 31, 2011 to each of the Independent Nominees and Non-Management Interested Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2011, the last full calendar year for which aggregate compensation numbers are available. We do not expect any material difference in the aggregate compensation numbers for the calendar year ending December 31, 2012, although the aggregate compensation figures for the calendar year ending December 31, 2012 will reflect an increase in the annual retainer which became effective as of January 1, 2012.

Ms. Barrat and Ms. Booth have been appointed to the Board effective January 1, 2013 and, therefore, did not receive any compensation from the Trust during the fiscal year ended December 31, 2011.

Trustee Nominee Compensation Table

for the Year Ended December 31, 2011

Name	Aggregate Fiscal Year Compensation from Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex for Most Recent Calendar Year***
Susan Davenport Austin	$180,065	None	None	$225,000 (3/84)*
Timothy S. Cronin	None	None	None	None
Delayne Dedrick Gold	$204,810	None	None	$255,000 (3/84)*
Robert F. Gunia	$188,230	None	None	$235,000 (3/84)*
W. Scott McDonald, Jr.**	$221,350	None	None	$275,000 (3/84)*
Thomas T. Mooney**	$246,220	None	None	$305,000 (3/84)*
Thomas M. O’Brien**	$221,350	None	None	$275,000 (3/84)*
Robert F. O’Donnell	None	None	None	None
F. Don Schwartz**	$196,640	None	None	$245,000 (3/84)*

Explanatory Notes to Compensation Table

(1)	Compensation relates to portfolios that were in existence during 2011.
*	Number of funds and portfolios represents those in existence as of December 31, 2011. “(3/84)” denotes that the Trustee oversaw 3 investment companies comprised of 84 portfolios, or funds.
**	Under the Trust’s deferred fee arrangement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2011, including investment results during the year on cumulative deferred fees, amounted to $(2,942), $28,577, $15,221, and $60,541 for Messrs. McDonald, Mooney, O’Brien and Schwartz, respectively.
***	Total compensation from AST and all other funds overseen by the Trustee.

Trustee/Nominee Ownership of Trust Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in the Trust and in all funds in the aggregate within the fund complex advised by the Manager as of September 30, 2012.

Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee/Nominee in All Registered Investment Companies in Fund Complex*
Susan Davenport Austin	None	None
Sherry S. Barrat	None	None
Kay Ryan Booth	None	None
Timothy S. Cronin	None	$50,001-$100,000
Robert F. Gunia	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O’Brien	None	over $100,000
Robert F. O’Donnell	None	None
F. Don Schwartz	None	over $100,000

*	The “Fund Complex” consists of the Advanced Series Trust, The Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc. Each Trustee of AST also serves as a Trustee and/or Director of The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.

None of the Independent Trustees/Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of the most recently completed calendar year.

Officers of the Trust

The following table provides information regarding the officers of the Trust. The table does not include information regarding Robert F. O’Donnell and Timothy S. Cronin, who serve as President and Vice President, respectively, of the Trust. Information regarding Mr. O’Donnell and Mr. Cronin appears in the Interested Nominees table set forth on a previous page. Each officer was elected by the current Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Trust’s Board of Trustees. Unless otherwise noted, the business address of the Trust’s officers is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name and Age Position with the Trust	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (PI) (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (PMFS) (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).

Valerie M. Simpson (54) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Name and Age Position with the Trust	Principal Occupation(s) During the Past Five Years
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of PI.

Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel—Tax, Prudential Financial, Inc. (since October 2003).

Required Vote

Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Abstentions will have the effect of a vote AGAINST a Nominee.

The Trustees recommend that shareholders of the Trust vote “FOR” each Nominee in Proposal 1.

PROPOSAL 2: APPROVAL OF THE SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

Shareholders of each Portfolio of the Trust (other than Portfolios structured as funds-of-funds) are being asked to approve a shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the proposed Plan, each Portfolio to be covered under the Plan would be charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.10% of the average daily net assets of each Portfolio. These fees would be used to compensate Prudential Annuities Distributors, Inc. (“PAD”) for shareholder servicing and distribution services for the Trust’s Portfolios.

Several Portfolios are structured as funds-of-funds, which means that they invest all or substantially all of their assets in other AST Portfolios. These funds-of-funds Portfolios would not be covered by the Plan, and therefore, would not pay directly the 12b-1 fee. These Portfolios, however, would bear indirectly the 12b-1 fees to be paid by the Portfolios in which they invest. The following Portfolios are structured as funds-of-funds and would not be covered by the Plan: AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. AST Moderate Asset Allocation Portfolio is also currently structured as a fund-of-funds. However, AST Moderate Asset Allocation Portfolio is proposed to be included in the Plan because it is anticipated that this Portfolio will be restructured during 2013 and will no longer operate as a fund-of-funds at that time. The 12b-1 fee would be waived until this restructuring has taken place. As is further explained below, the funds-of-funds Portfolios would also indirectly benefit from reduced management fee rates which the Manager would implement with respect to the other AST Portfolios if the Plan is approved by shareholders.

Board Approval and Recommendation

At an in-person meeting of the Board held on November 13, 2012, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the “Independent Trustees”), approved the Plan for each Portfolio of the Trust to be covered under the Plan and recommended that each such Portfolio’s shareholders approve the Plan.

Background

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund if the Plan is adopted after the relevant share class is offered to the public. Because of proportional voting by the Insurance Companies, it is possible that a small number of contract owners could determine whether the Plan is approved for a Portfolio. See “How An Insurance Company Will Vote” for more information.

Rule 12b-1 additionally requires that the board of trustees of a mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures. Rule 12b-1 prohibits any amendment to the plan which would result in an increase in the amount spent under the plan unless shareholder approval of the plan amendment is first obtained, and all material amendments to the plan must be approved by the independent trustees of the fund.

The shares offered by the Portfolios of the Trust are not currently subject to a Rule 12b-1 fee. As is further explained below, each of the Portfolios currently receives various administrative and support services from the Insurance Companies, and each Portfolio pays the Insurance Companies an administrative services fee of 0.10% of average daily net assets for providing these services. The administrative services fee is not separately identified in each Portfolio’s expense table, but instead is included, along with other Portfolio expenses, in the “Other Expenses” row of the table. If approved by shareholders, the administrative services fee would be discontinued and replaced by a 12b-1fee at the same annual rate as the administrative services fee: 0.10% of average daily net assets of each Portfolio. The Plan would provide the same administrative services, but would also include marketing and distribution services not currently provided through the administrative services fees. The 12b-1 fee, if approved, would be identified and disclosed in each Portfolio’s expense table in the row entitled “Distribution and/or Service Fees.”

Summary of the Plan

The proposed Plan is attached to this Proxy Statement as Exhibit C. The following description of the Plan is only a summary. You should refer to Exhibit C for the complete Plan.

Under the Plan, each Portfolio to be covered under the Plan would be charged a 12b-1 fee at the annual rate of 0.10% of the average daily net assets attributable to each such Portfolio. The fee would compensate PAD and its affiliates for various administrative services now covered by the administrative services fee (discussed in more detail in the next section), including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolios, and related functions and services. In addition, pursuant to the Plan, the fee would compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the covered Portfolios. These activities would include, but are not limited to, the following:

•

printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•	reconciling and balancing separate account investments in the Portfolios;

•	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•	confirming transactions;

•

providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•	paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares;

•	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•	paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•	paying expenses of training sales personnel regarding the Portfolios; and

•	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

The Plan is of a type known as a “compensation” plan because payments would be made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the Plan, the Trustees would consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the Plan. As required under Rule 12b-1, the Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Trust’s Board of Trustees and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or such agreement, as applicable. In addition, the Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

The fees would be accrued daily and paid bi-weekly.

Administrative Services Fee

As noted above, each Portfolio of the Trust (except Portfolios which are currently structured as funds-of-funds*) currently pays an administrative services fee to the Insurance Companies. The fee is set at the annual rate of 0.10% of the average daily net assets of each Portfolio. The purpose of the administrative services fee is to compensate the Insurance Companies for providing various administrative services to the Portfolios of the Trust, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolios, and related functions and services.

*	Portfolios structured as funds-of-funds do not pay the administrative services fee because the underlying AST Portfolios in which they invest are subject to the administrative services fee.

Administrative Services Fee: Current Voluntary Waiver

Although the administrative services fee rate is 0.10% of the average daily net assets of each Portfolio, the Insurance Companies currently voluntarily waive a portion of the administrative services fee that would otherwise be payable. This means that the actual administrative services fee currently paid by many Portfolios is less than 0.10%. Because the Insurance Companies are not required to offer or continue this waiver, the waiver may be discontinued or modified by the Insurance Companies at any time in the future.

As detailed in the table below, the amount of the voluntary waiver received by each Portfolio is based on the average daily net assets of each Portfolio: the effective or actual administrative services fee rate paid by each Portfolio is progressively reduced as the asset size (average daily net assets) of each Portfolio increases:

Average Daily Net Assets of Portfolio	Administrative Services Fee Rate Including Waiver
Up to and including $300 million	0.10% of average daily net assets (no waiver)
Over $300 million up to and including $500 million	0.08% of average daily net assets
Over $500 million up to and including $750 million	0.07% of average daily net assets
Over $750 million	0.06% of average daily net assets

Termination of Administrative Services Fee

If the Plan is approved by shareholders, the administrative services fee will be terminated and replaced by the 12b-1 fee. All of the service and support functions for which the Insurance Companies are currently compensated under the administrative services fee are included in the Plan. Because the Plan encompasses and includes all of the service and support functions presently covered by the administrative services fee, if the Plan is approved by shareholders, each Portfolio will discontinue payment of the administrative services fee, and the administrative services fee will be replaced by the 12b-1 fee. Termination of the administrative services fee will also result in the termination of the voluntary waiver of the fee.

Administrative Services Fee and 12b-1 Fee: Comparative Fee Rates

As noted above, the administrative services fee rate is 0.10% of the average daily net assets of each Portfolio. The 12b-1 fee rate that would be payable under the Plan is the same: 0.10% of the average daily net assets of each Portfolio. Although the fee rates are the same, because many Portfolios currently benefit from the voluntary waiver of the administrative services fee discussed above and the voluntary waiver will terminate when the 12b-1 fee is implemented, replacing the administrative services fee with the 12b-1 fee would mean that shareholders would experience an increase in fees without additional action.

If the Plan is approved, the Manager has agreed to offset the fee increase to prevent shareholders from experiencing any increase in Portfolio fees as a result of the change in fee structure. In addition, the Manager has further agreed to take additional action so that there will be an overall reduction in each Portfolio’s fees. The actions which the Manager has agreed to implement are somewhat different for the AST Target Date Maturity Portfolios* and the other Portfolios of the Trust, and therefore are discussed separately below.

Fee Offset & Reduction: All Portfolios Except Bond Portfolios

If the Plan is approved by shareholders, the Manager has agreed to reduce the management fee that it receives from each Portfolio. This will be accomplished by the execution of an amendment to the management agreement between the Trust and the Manager. The amendment will reduce the current management fee rate for each Portfolio. The reduction in the management fee rates will result in a reduction in the management fees paid

*	The AST Target Date Maturity Portfolios are: AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021, 2022, 2023 and the AST Investment Grade Bond Portfolio. For convenience, each Portfolio is hereafter referred to as a “Bond Portfolio,” and collectively as the “Bond Portfolios.”

by each Portfolio which will be sufficient to fully offset the fee increase which will result from the elimination of the voluntary waiver of the administrative services fee, and will additionally result in an overall reduction in the fees currently paid by each Portfolio.

Importantly, while the current waiver of the administrative services fee is voluntary and therefore may be discontinued by the Insurance Companies at any time, if the Plan is approved by shareholders the reduced management fee rates which the Manager will implement will not be voluntary. This means that the reduced management fee rates for the Portfolios could not be increased in the future without first obtaining approval from the AST Board and shareholders.

The amendment to the management agreement would reduce the management fees paid by each Portfolio, by progressively reducing the actual management fee rates for each Portfolio as Portfolio assets increase. These progressive reductions in the actual management fee rates, also referred to as “fee breakpoints,” would reduce the actual or effective management fees paid by each Portfolio. As noted above, the Manager would not be able in the future to discontinue the fee breakpoints or otherwise increase management fee rates without AST Board and shareholder approval. Exhibit D sets forth the management fee rate for each Portfolio under the current management agreement, and the proposed management fee rate that would be implemented for each Portfolio pursuant to the proposed amendment to the management agreement which will be implemented if shareholders approve the Plan.

Fee Offset & Reduction: Bond Portfolios

For the Bond Portfolios, if the Plan is approved by shareholders, PAD and the Manager have agreed to undertake the actions discussed below. These actions will result in an offset of the fee increase which would otherwise result from the elimination of the voluntary waiver of the administrative services fee, and additionally, will result in an overall reduction in the fees currently paid by each Bond Portfolio.

First, PAD has agreed to implement a contractual waiver of a portion of each Bond Portfolio’s 12b-1 fee so that the effective or actual 12b-1 fee rate for each Bond Portfolio will be the same as the effective or actual administrative services fee currently paid by each Bond Portfolio. The amount of the 12b-1 fee waiver will be determined according to the same tiered waiver schedule as is currently utilized to determine the amount of the voluntary waiver of the administrative services fee. Because the contractual 12b-1 fee waiver would be identical to the existing voluntary administrative services fee waiver, the 12b-1 fee waiver will fully offset the elimination of the voluntary administrative services fee waiver. The contractual 12b-1 fee waivers would not include an expiration or termination date, meaning that PAD would be unable to terminate or otherwise modify the waivers in the future.

Contract owners cannot directly select or invest in the Bond Portfolios. Instead, if a Contract owner selects certain benefits under variable annuity contracts issued by certain of the Insurance Companies, a Contract owner’s account value may be allocated to and from one or more of the Bond Portfolios in accordance with a mathematical formula under the variable annuity contract purchased by the Contract owner. Because Contract owners may not affirmatively elect to invest in the Bond Portfolios, and in consideration of the specific circumstances under which the Bond Portfolios may be invested, the marketing and distribution functions which are appropriate for the Bond Portfolios may be different than for the other Portfolios of the Trust. Accordingly, PAD believes that it is appropriate to contractually waive a portion of the 12b-1 fee for each Bond Portfolio that would otherwise be payable.

Second, if the Plan is approved by shareholders, the Manager has agreed to reduce the management fee that it receives from each Bond Portfolio. As with all of the other Portfolios of the Trust, this will be accomplished by the execution of an amendment to the management agreement between the Trust and the Manager. The amendment will reduce the current management fee rate for each Portfolio. The reduction in the management fee rates will result in a reduction in the management fees paid by each Bond Portfolio which will be sufficient to result in an overall reduction in the fees currently paid by each Bond Portfolio.

Third, if the Plan is approved by shareholders, the Manager has agreed to reduce an existing contractual expense cap. Currently, the Manager has contractually agreed for a specified period of time to “cap” or limit the expenses of each Bond Portfolio to 1.00%. This means that if Portfolio expenses exceed 1.00%, the Manager will waive fees and/or reimburse expenses that exceed 1.00%. If the Plan is approved, the Manager has agreed to enhance the existing expense cap for each Bond Portfolio by changing the expense cap to 0.99%. Although the expense cap is only guaranteed through the specified expiration date of June 30, 2015, shareholders of the Bond Portfolios will receive the benefit of the enhanced expense cap at least through the expiration date. Continuance or renewal of the expense caps after the expiration date would be subject to review by the Manager in consultation with the AST Board.

Importantly, while the current waiver of the administrative services fee is voluntary and therefore may be discontinued by the Insurance Companies at any time, if the Plan is approved by shareholders the reduced management fee rates which the Manager will implement will not be voluntary. This means that the reduced management fee rates for the Bond Portfolios could not be increased in the future without first obtaining approval from the AST Board and shareholders.

The amendment to the management agreement would reduce the management fees paid by each Bond Portfolio, by progressively reducing the actual management fee rates for each Bond Portfolio as Bond Portfolio assets increase. These progressive reductions in the actual management fee rates, also referred to as “fee breakpoints,” would reduce the actual or effective management fees paid by each Bond Portfolio. As noted above, the Manager would not be able in the future to discontinue the fee breakpoints or otherwise increase management fee rates without AST Board and shareholder approval. Exhibit D sets forth the management fee rate for each Bond Portfolio under the current management agreement, and the proposed management fee rate that would be implemented for each Bond Portfolio pursuant to the proposed amendment to the management agreement which will be implemented if shareholders approve the Plan.

Overall Impact of Reduced Management Fee Rates & 12b-1 Fee Waivers

Based on the current asset levels and expenses of each Portfolio, shareholders of each Portfolio covered under the Plan will experience a net reduction in Portfolio fees upon implementation of the Plan. The fee reductions resulting from the reduced management fee rates and 12b-1 fee waivers will mean that each Portfolio will experience a reduction from current Portfolio fees once the Plan is implemented. However, because future Portfolio fees and expenses and asset levels are subject to change due to a variety of factors, it is still possible that a Portfolio’s overall expenses could increase at any time in the future even though each Portfolio will receive the benefit of the contractual fee reductions and waivers discussed above.

The existing waivers applicable to the administrative services fee are voluntary in nature. This means that the Manager may elect at any time to reduce, modify or discontinue the administrative services fee waiver. By contrast, the reduced management fee rates would not be subject to increase at any time in the future without Board and shareholder approval. The 12b-1 fee waivers that would be applicable to the Bond Portfolios would be contractually guaranteed by PAD on a permanent basis, meaning that PAD would not be able to modify or discontinue the 12b-1 fee waivers at any time in the future.

Fees and Expenses

The tables in Exhibit E describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio covered under the Plan. Each table shows the fees and expenses of each Portfolio’s shares and the estimated pro forma fees and expenses of each Portfolio’s shares assuming that shareholders approve the Plan.

Fees and expenses for each Portfolio are based on those incurred by each Portfolio’s shares for the six months ended June 30, 2012*. The pro forma fees and expenses of the shares of each Portfolio assume that the Plan had been in effect for the six months ended June 30, 2012, including the fee reductions and 12b-1 fee waivers discussed above.

Please note that the tables do not reflect any fees and expenses associated with a variable annuity contract or a variable life insurance policy, which would increase overall fees and expenses. See your variable annuity or variable life insurance prospectus for a description of those fees and expenses.

Implementation of the Plan

If approved by shareholders, it is anticipated that the Plan will become effective on or about February 25, 2013. At that time, the existing administrative services fee will be discontinued and the covered Portfolios under the Plan will instead pay the 0.10% 12b-1 fee pursuant to the Plan (except for the Bond Portfolios, as discussed above). The fee reductions and waivers discussed above will be implemented simultaneously with implementation of the Plan.

Board Consideration of the Plan

The Board of Trustees considered the Manager’s proposal that the Board adopt the Plan for each covered Portfolio at meetings of the Board held March 14-15, 2012, June 13-15, 2012, September 25-26, 2012 and November 13, 2012, and formally approved the Plan at the November 13, 2012 meeting.

The Manager explained that shares of the Trust’s Portfolios were not currently subject to a 12b-1 fee. Because the Trust’s Portfolios were not subject to a 12b-1 fee, the Manager noted that it and its affiliates had historically paid, out of its own resources, all of the costs and expenses associated with the distribution and sale of the shares of the Portfolios. The Manager explained that the increasingly complex and sophisticated nature of the Portfolios had required the Manager and its affiliates to devote considerable additional resources to provide appropriate levels of service, education and support to Contract owners. On its own initiative and with the support of the Trustees, the Manager had implemented specific methods of educating Contract owners about the Portfolios, through their financial professionals and marketing materials, including the benefits and risks associated with investing in non-traditional asset classes used by the Portfolios. The Manager explained that it could maintain the level of service provided to the Portfolios if resources could be allocated to marketing and distribution expenses pursuant to Rule 12b-1.

In determining whether to approve the Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the history and growth of the Trust and its Portfolios over time; (2) growth and changes in the distribution and servicing needs of the Trust and its Portfolios which made approval of the Plan necessary and appropriate; (3) the specific distribution and servicing functions and services to be provided under the Plan, and the relationship between these functions and services on the one hand, and the nature and approximate amount of expenditures and the relationship between the proposed expenditures and the corresponding services and functions; and (4) the fact that, due to reduced management fee rates and 12b-1 fee waivers agreed to by the Manager and PAD, the actual fees incurred by shareholders would decrease following implementation of the Plan. In considering the Plan, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

*	Due to the recent inception dates for AST MFS Large-Cap Value Portfolio, and AST Western Asset Emerging Markets Debt Portfolio, the expense calculations were based on the net assets of each Portfolio as of September 30, 2012. With respect to AST Franklin Templeton Founding Funds Allocation Portfolio, the expense calculations were based on the net assets of the Portfolio as of September 30, 2012, because the asset level of the Portfolio as of this date was more representative of the current operations of the Portfolio.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. The information specifically prepared by the Manager for the meeting included a detailed memorandum and other materials addressing the factors outlined above. Information furnished and discussed throughout the year included information regarding the Trust’s servicing and distribution arrangements, as well as periodic reports on shareholder services and distribution expenses incurred by the Manager and its affiliates.

The Independent Trustees met in advance of the meeting at which the Plan was considered and approved, and in executive session during the meeting, to review the information provided. Representatives of the Manager attended portions of the executive session to review and discuss matters relating to the Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive session attended by the Manager’s representatives, the Independent Trustees and the Manager’s representatives engaged in extensive discussions regarding the Plan. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Plan, and also received materials discussing the legal standards applicable to their consideration of the Plan.

In connection with its deliberations, the Board gave particular attention to the fact that, based on the current assets and expenses of each Portfolio, the approval of the Plan would result in a decrease in the overall fees paid by each Portfolio, due to the contractual fee rate reductions and waivers which the Manager and PAD had agreed to implement. However, the Board also noted that the fee reductions and waivers which would be implemented if the Plan were approved did not guarantee that the overall fees and expenses paid by shareholders would always be lower than the expenses and fees paid by shareholders prior to the implementation of the Plan, because future Portfolio fees and expenses could increase due to a number of different factors, and the fee rate reductions and waivers agreed to by the Manager and PAD were limited, and therefore would not necessarily be sufficient to offset a future increase in Portfolio expenses.

The Board also considered information provided by the Manager, which indicated that, should the Plan not be approved, the other fee reductions and waivers could not be implemented and the Manager would need to reconsider its approach to the marketing and distribution efforts of the Portfolios and the shareholder servicing fee would remain in place.

In addition, the Board considered that (1) the Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Plan and the purposes for which such expenditures were made; (2) the adoption of the Plan would make expenditures intended to promote shareholder servicing and distribution of the Portfolios’ shares more transparent to shareholders and to the Board; and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Portfolios in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Plan would benefit the Portfolios and their shareholders. Based on its review, the Board, including such Independent Trustees, approved the Plan and directed that the Plan be submitted to the shareholders of the covered Portfolios for approval.

Required Vote

Approval of the Plan with respect to the shares of a Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of each Portfolio. The approval of the Plan by the shareholders of a Portfolio is not contingent upon the approval of the Plan by the shareholders of any other Portfolio.

The Trustees recommend that the shareholders of each Portfolio to be covered by the Plan vote “FOR” Proposal 2.

Audit Fees

The aggregate fees billed by KPMG LLP (“KPMG”) for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 were $1,669,000 and $1,889,000, respectively.

Audit-Related Fees

For the Trust’s two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements, but that are not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

Tax Fees

During the fiscal year ended December 31, 2011, KPMG billed the Trust $9,250 for professional services rendered in connection with the evaluation of certain United States federal tax issues attendant to the April 29, 2011 merger of The Prudential Series Fund—SP Growth Asset Allocation Portfolio into Advanced Series Trust—AST BlackRock Global Strategies Portfolio. During the fiscal year ended December 31, 2010, KPMG did not bill any fees associated with tax compliance, tax advice, and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

All Other Fees

For the Trust’s two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Trust other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust (“Affiliated Service Providers”), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Trust.

The Audit Committee of the Trust has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Trust’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

For the Trust’s two most recent fiscal years, there were no fees paid for non-audit services to the Trust’s Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

The Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Trust, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders as of the record date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in one or more of the Portfolios as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is November 16, 2012.

Each whole Share of a Portfolio is entitled to one vote as to each Proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit F shows the number of outstanding shares of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Required Shareholder Vote

Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

In the election of Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Approval of Proposal 2 with respect to a Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less.

With respect to Proposal 2, “voting securities” refers to the Shares of a Portfolio. The shareholders of a Portfolio will vote on the approval of the Plan with respect to that Portfolio separately from the shareholders of each other Portfolio. In addition, the approval of the Plan by the shareholders of a Portfolio is not contingent upon the approval of the Plan by the shareholders of any other Portfolio.

With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Nominee. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Nominees. The approval of one Nominee is not contingent on the approval of the other Nominees.

With respect to Proposal 2, the presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Plan. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Plan.

The approval of one Proposal is not contingent on the approval of the other Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees, the Nominees and officers owned, individually and as a group, less than 1% of the shares of the Trust and each Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge for the purpose of responding to questions and requests for assistance from Contract Owners. Broadridge will also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to Proposals 1 and 2 will be borne by the Manager and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager, the Trust or its affiliates, through the internet, or other permissible means. Contract owners can provide voting instructions: (1) by mail, with the enclosed voting instruction card; or (2) by telephone at 1-800-690-6903; or (3) via the internet by logging onto www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A

NAMES AND ADDRESSES OF

THE SUBADVISERS

Portfolio	Subadviser Name / Address
AST Academic Strategies Asset Allocation Portfolio	Pacific Investment Management Company LLC (PIMCO) 840 Newport Center Drive Newport Beach, California 92660
Quantitative Management Associates LLC (QMA) Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
Jennison Associates LLC (Jennison) 744 Lexington Avenue New York, New York 10017
CoreCommodity Management, LLC The Metro Center One Station Place Three North Stamford, Connecticut 06902
J.P. Morgan Investment Management, Inc. (J.P. Morgan) 270 Park Avenue New York, New York 10017
AlphaSimplex Group, LLC One Cambridge Center Cambridge, Massachusetts 02142
First Quadrant, L.P. 800 East Colorado Boulevard Suite 900 Pasadena, California 91101
AQR Capital Management, LLC/CNH Partners, LLC Two Greenwich Plaza, 3rd Floor Greenwich, Connecticut 06830
AST Advanced Strategies Portfolio	Marsico Capital Management, LLC (Marsico) 1200 17th Street—Suite 1600 Denver, Colorado 80202
T. Rowe Price Associates, Inc. (T. Rowe Price) 100 East Pratt Street Baltimore, Maryland 21202
William Blair & Company LLC (William Blair) 222 West Adams Street Chicago, Illinois 60606
LSV Asset Management (LSV) 155 North Wacker Drive, 46th Floor Chicago, Illinois 60606
PIMCO
QMA
Prudential Investment Management, Inc. (PIM) Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
Jennison
AST BlackRock Global Strategies Portfolio	BlackRock Investment Management LLC (BlackRock) 800 Scudders Mill Road Plainsboro, New Jersey 08536
AST BlackRock Value Portfolio	BlackRock

Portfolio	Subadviser Name / Address
AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021, 2022 & 2023	PIM
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania Federated Investors Tower Pittsburgh, Pennsylvania 15222
AST FI Pyramis® Asset Allocation Portfolio	Pyramis Global Advisors, LLC 900 Salem Street Smithfield, Rhode Island 02917
AST First Trust Balanced Target Portfolio	First Trust Advisors L.P. (First Trust) 120 East Liberty Drive Wheaton, Illinois 60187
AST First Trust Capital Appreciation Target Portfolio	First Trust
AST Franklin Templeton Founding Funds Allocation Portfolio	Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078
Templeton Global Advisers Limited Lyford Cay Nassau, Bahamas
AST Global Real Estate Portfolio	Prudential Real Estate Investors, a business unit of PIM 7 Giralda Farms Madison, NJ 07940
AST Goldman Sachs Concentrated Growth Portfolio	Goldman Sachs Asset Management, L.P. (GSAM) 200 West Street New York, New York 10282
AST Goldman Sachs Large-Cap Value Portfolio	GSAM
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM
AST Goldman Sachs Small-Cap Value Portfolio	GSAM
AST High Yield Portfolio	J.P. Morgan
PIM
AST Horizon Moderate Asset Allocation Portfolio	Horizon Investments LLC 13024 Ballantyne Corporate Place Suite 225 Charlotte, North Carolina 28227
AST International Growth Portfolio	William Blair
Marsico
Jennison
AST International Value Portfolio	LSV
Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, New Mexico 87506
AST Investment Grade Bond Portfolio	PIM
AST Jennison Large-Cap Growth Portfolio	Jennison
AST Jennison Large-Cap Value Portfolio	Jennison
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	J.P. Morgan
AST J.P. Morgan International Equity Portfolio	J.P. Morgan
AST J.P. Morgan Strategic Opportunities Portfolio	J.P. Morgan

Portfolio	Subadviser Name / Address
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 09917
AST Lord Abbett Core Fixed-Income Portfolio	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, New Jersey 07302
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
AST MFS Growth Portfolio	MFS
AST MFS Large-Cap Value Portfolio	MFS
AST Marsico Capital Growth Portfolio	Marsico
AST Mid-Cap Value Portfolio	EARNEST Partners LLC (EARNEST) 1180 Peachtreee Street NE Suite 2300 Atlanta, Georgia 30309
WEDGE Capital Management, LLP 301 South College Street, Suite 2920 Charlotte, North Carolina 28202
AST Moderate Asset Allocation Portfolio*	Not Applicable—The Portfolio does not have a subadviser & is directly managed by the Manager.
AST Money Market Portfolio	PIM
AST Neuberger Berman Core Bond Portfolio	Neuberger Berman Fixed Income LLC 190 South LaSalle Street Chicago, Illinois 60603
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman Management LLC (Neuberger Berman) 605 Third Avenue New York, New York 10158
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman
LSV
AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc. 640 Fifth Avenue New York, New York 10019
Security Investors, LLC 40 East 52nd Street New York, New York 10022
Brown Advisory LLC 901 South Bond Street—Suite 400 Baltimore, Maryland 21231
EARNEST Partners LLC 1180 Peachtree Street NE—Suite 2300 Atlanta, Georgia 30309
Thompson, Siegel & Walmsley LLC 6806 Paragon Place—Suite 300 Richmond, Virginia 23230
Bradford & Marzec LLC 333 South Hope Street—Suite 4050 Los Angeles, California 90071

*	Pending shareholder approval, the Portfolio will change its name to AST RCM World Trends Portfolio. At that time, it will be subadvised by RCM Capital Management LLC.

Portfolio	Subadviser Name / Address
C.S. McKee, LP 420 Ft. Duquesne Boulevard One Gateway Center—8th Floor Pittsburgh, Pennsylvania 15222
AST Parametric Emerging Markets Equity Portfolio	Parametric Portfolio Associates LLC 1918 Eighth Avenue—Suite 3100 Seattle, Washington 98101
AST PIMCO Limited Maturity Bond Portfolio	PIMCO
AST PIMCO Total Return Bond Portfolio	PIMCO
AST Prudential Core Bond Portfolio	PIM
AST QMA US Equity Alpha Portfolio	QMA
AST Quantitative Modeling Portfolio	QMA
AST Schroders Global Tactical Portfolio	Schroder Investment Management North America Inc.—Schroder Investment Management North America Limited (Schroders) 875 Third Avenue New York, New York 10022
AST Schroders Multi-Asset World Strategies Portfolio	Schroders
AST Small-Cap Growth Portfolio	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716
Emerald Mutual Fund Advisers Trust 3175 Oregon Pike Leola, Pennsylvania 17540
AST Small-Cap Value Portfolio	J.P.Morgan
Lee Munder Capital Group, LLC 200 Clarendon Street—28th Floor Boston, Massachusetts 02116
ClearBridge Advisors LLC 100 International Drive Baltimore, Maryland 10018
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.
AST T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc.
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd.
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity Portfolio	Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company Western Asset Management Company Limited (Western Asset) 385 East Colorado Boulevard Pasadena, California 91101
AST Western Asset Emerging Markets Debt Portfolio	Western Asset

EXHIBIT B

ADVANCED SERIES TRUST

GOVERNANCE COMMITTEE CHARTER

The responsibilities of the Governance Committee of each Fund include:

•

Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (1940 Act) and the Rules, Regulations and Forms under the 1940 Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•

Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent, Interested or Non-Management) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•

Reviewing the independence of Independent Directors then serving on the Fund Board. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent.

•	Reviewing, periodically, the composition of each Committee of the Board.

•	Recommending, as appropriate, to the Board the Directors to be selected for membership on the various Board committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•

Reviewing each Director’s beneficial ownership of shares of the Funds. The Committee will encourage each Director, to the extent it is financially suitable, to maintain investments, either directly or beneficially, in the Funds (or other funds advised by the Funds’ investment adviser) that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

•

Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•	Recommending to the Board a successor to the Board Chair or the Board Vice Chair, as applicable, at the expiration of a term or when a vacancy occurs.

•

Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its fourth

[1]	Audit committee financial experts last designated April 2011. The Governance committee will review this designation every year ending in an odd number.

B-1

quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•

Monitoring the attendance by each Independent and Non-Management Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Independent or Non-Management Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent or Non-Management Directors before or shortly after the new Director joins the Board.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “best practices.”

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•

Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 78; provided, however, that the Committee may recommend to the Board the extension of that person’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

•	Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

•	annual Director fees;

•	supplemental compensation for Committee service;

•	supplemental compensation for serving as Board Chair or Vice Chair;

•	supplemental compensation for serving as a Committee Chair;

•	Board or Committee meeting attendance fees; and

•	expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

B-2

EXHIBIT C

ADVANCED SERIES TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

WHEREAS, the Board of Trustees of the Advanced Series Trust (the “Trust”), including a majority of the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s portfolios listed on Schedule A (each a “Portfolio”) and the shareholders of each Portfolio;

NOW, THEREFORE, this Plan is hereby adopted as follows:

Section 1. The Trust is authorized to pay a fee (the “Services and Distribution Fee”) for the services rendered and expenses borne as set forth in Section 2, including services and expenses in connection with the distribution of shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.10% of the average daily net assets of the Portfolio. The Trust shall pay the Services and Distribution Fee to the distributor of the Trust’s shares (“Distributor”). Subject to such limit and subject to the provisions hereof, the Services and Distribution Fee must be approved at least annually by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the “Independent Trustees”). If at any time this Plan shall not be in effect with respect to the shares of all Portfolios of the Trust, the Services and Distribution Fee shall be computed on the basis of the net assets of the shares of those Portfolios for which the Plan is in effect. The Services and Distribution Fee shall be accrued daily and paid bi-weekly or at such other intervals as the Board of Trustees shall determine. The Services and Distribution Fee shall not apply to Portfolios that invest all of their assets in other Portfolios. For Portfolios that invest a portion of their assets in other Portfolios, the Services and Distribution Fee shall apply only on assets not invested in other Portfolios.

Section 2. The Distributor shall provide (or arrange for the provision of) the following services and bear the following expenses (collectively, the “Services”):

•

printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•	reconciling and balancing separate account investments in the Portfolios;

•	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•	confirming transactions;

•

providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•	paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares;

•	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•	paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•	paying expenses of training sales personnel regarding the Portfolios; and

•	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

Section 3. This Plan shall not take effect until it has been approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on this Plan. If adopted with respect to a Portfolio after the public offering of shares of that Portfolio (or the sale of shares to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, affiliated persons of the promoter or affiliated persons of such persons), the Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Portfolio. Any agreement related to the Plan must be approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on the agreement.

Section 4. To the extent any payments made by a Portfolio pursuant to the Plan are deemed payments for the financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the Act, such payments shall be deemed to be approved under the Plan. Notwithstanding anything herein to the contrary, no Portfolio shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any successor rule thereto adopted by the Financial Industry Regulatory Authority.

Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 6. Any person authorized to direct the disposition of monies paid or payable by the shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated at any time with respect to the shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio.

All agreements with any person relating to implementation of this Plan with respect to the shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the shares of any Portfolio shall provide:

(a)	That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b)	That such agreement shall terminate automatically in the event of its assignment.

Section 8. This Plan may not be amended to materially increase the amount of Services and Distribution Fee permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

Section 9. The Trust shall preserve copies of this Plan, and any related agreement or written report regarding this Plan presented to the Board of Trustees for a period of not less than six years from the date of the Plan, agreement or written report, as the case may be, the first two years in an easily accessible place.

Section 10. The provisions of the Plan are severable for each Portfolio of the Trust, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each Portfolio of the Trust.

Section 11. While the Plan is in effect, the Board of Trustees shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act.

Section 12. As used in this Plan, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Schedule A

AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Value Portfolio
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis® Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed-Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST Mid-Cap Value Portfolio
AST Moderate Asset Allocation Portfolio
AST Money Market Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

EXHIBIT D

Current & Proposed Contractual Management Fee Rates

Portfolio	Current Contractual Management Fee Rate	Proposed Contractual Management Fee Rate
AST Academic Strategies Asset Allocation Portfolio	0.72% of average daily net assets

Fund-of-Funds Segments/Sleeves:

0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:

0.71% of average daily net assets to $300 million;

0.70% on next $200 million of average daily net assets;

0.69% on next $250 million of average daily net assets;

0.68% on next $2.5 billion of average daily net assets;

0.67% on next $2.75 billion of average daily net assets;

0.64% on next $4 billion of average daily net assets;

0.62% over $10 billion of average daily net assets

AST Advanced Strategies Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST BlackRock Global Strategies Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST BlackRock Value Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Bond Portfolio 2015*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2016*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2017*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2018*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2019*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2020*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2021*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2022*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2023*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

*	The current contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, and AST Investment Grade Bond Portfolio is subject to certain breakpoints.

In the event the combined average daily net assets of the Portfolios do not exceed $500 million, each Portfolio’s investment management fee rate will equal 0.65% of its average daily net assets. In the event the combined average daily net assets of the Portfolios exceed $500 million, the portion of a Portfolio’s assets to which the investment management fee rate of 0.65% applies and the portion of a Portfolio’s assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.

[0.65% x ($500 million x Individual Portfolio Assets divided by Combined Portfolio Assets)] + [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets divided by Combined Portfolio Assets]

For purposes of calculating the investment management fee payable to the Manager, the combined average daily net assets of the Portfolios will include the assets of future Portfolios of the Trust that are managed by the Manager pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.

The aggregation of assets for these portfolios reduces the effective or actual management fee paid by each portfolio, since the fee rate paid by each portfolio is reduced due to the fee breakpoints discussed above.

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST Cohen & Steers Realty Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST Federated Aggressive Growth Portfolio	0.95% of average daily net assets

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST FI Pyramis® Asset Allocation Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST First Trust Balanced Target Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST First Trust Capital Appreciation Target Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST Franklin Templeton Founding Funds Allocation Portfolio	0.95% of average daily net assets

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST Global Real Estate Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST Goldman Sachs Concentrated Growth Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Goldman Sachs Large-Cap Value Portfolio	0.75% of average daily net assets

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST Goldman Sachs Mid-Cap Growth Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST Goldman Sachs Small-Cap Value Portfolio	0.95% of average daily net assets

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST High Yield Portfolio	0.75% of average daily net assets

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST Horizon Moderate Asset Allocation Portfolio	0.30% of average daily net assets	No Change from Current Fee Rate
AST International Growth Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST International Value Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Investment Grade Bond Portfolio*	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	0.95% of average daily net assets

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST J.P. Morgan International Equity Portfolio	1.00% of average daily net assets to $75 million; 0.85% of average daily net assets over $75 million

0.99% of average daily net assets to $75 million;

0.84% on next $225 million of average daily net assets;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST J.P. Morgan Strategic Opportunities Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST Jennison Large-Cap Growth Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

AST Jennison Large-Cap Value Portfolio	0.75 % of average daily net assets

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

*	The current contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, and AST Investment Grade Bond Portfolio is subject to certain breakpoints.

In the event the combined average daily net assets of the Portfolios do not exceed $500 million, each Portfolio’s investment management fee rate will equal 0.65% of its average daily net assets. In the event the combined average daily net assets of the Portfolios exceed $500 million, the portion of a Portfolio’s assets to which the investment management fee rate of 0.65% applies and the portion of a Portfolio’s assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.

[0.65% x ($500 million x Individual Portfolio Assets divided by Combined Portfolio Assets)] + [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets divided by Combined Portfolio Assets]

For purposes of calculating the investment management fee payable to the Manager, the combined average daily net assets of the Portfolios will include the assets of future Portfolios of the Trust that are managed by the Manager pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.

The aggregation of assets for these portfolios reduces the effective or actual management fee paid by each portfolio, since the fee rate paid by each portfolio is reduced due to the fee breakpoints discussed above.

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Large-Cap Value Portfolio	0.75% of average daily net assets

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST Lord Abbett Core Fixed-Income Portfolio	0.80% of average daily net assets

0.79% of average daily net assets to $300 million;

0.78% on next $200 million of average daily net assets;

0.77% on next $250 million of average daily net assets;

0.76% on next $2.5 billion of average daily net assets;

0.75% on next $2.75 billion of average daily net assets;

0.72% on next $4 billion of average daily net assets;

0.70% over $10 billion of average daily net assets

AST Marsico Capital Growth Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

AST MFS Global Equity Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST MFS Growth Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

AST MFS Large-Cap Value Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST Mid-Cap Value Portfolio	0.95% of average daily net assets

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Moderate Asset Allocation Portfolio (to be re-named AST RCM World Trends Portfolio on or about February 25, 2013)	0.95% of average daily net assets‡

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST Money Market Portfolio	0.50% of average daily net assets

0.49% of average daily net assets to $300 million;

0.48% on next $200 million of average daily net assets;

0.47% on next $250 million of average daily net assets;

0.46% on next $2.5 billion of average daily net assets;

0.45% on next $2.75 billion of average daily net assets;

0.42% on next $4 billion of average daily net assets;

0.40% over $10 billion of average daily net assets

AST Neuberger Berman Core Bond Portfolio	0.70% of average daily net assets

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

AST Neuberger Berman Mid-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $250 million of average daily net assets;

0.81% on next $2.25 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $250 million of average daily net assets;

0.81% on next $2.25 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST New Discovery Asset Allocation Portfolio	0.85% of average daily net assets up to $4 billion; 0.83% of average daily net assets over $4 billion

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $750 million of average daily net assets;

0.78% on next $2 billion of average daily net assets;

0.75% on next $4 billion of average daily net assets;

0.73% over $10 billion of average daily net assets

AST Parametric Emerging Markets Equity Portfolio	1.10% of average daily net assets

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

‡	Prior to the re-naming of this Portfolio, the contractual management fee rate is 0.30%. Pending shareholder approval, the management fee rate will increase to 0.95%

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST PIMCO Total Return Bond Portfolio	0.65% of average daily net assets

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

AST PIMCO Limited Maturity Bond Portfolio	0.65% of average daily net assets

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST Prudential Core Bond Portfolio	0.70% of average daily net assets

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

AST QMA US Equity Alpha Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST Quantitative Modeling Portfolio	0.25% of average daily net assets	No Change from Current Fee Rate
AST Schroders Global Tactical Portfolio	0.95% of average daily net assets

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST Schroders Multi-Asset World Strategies Portfolio	1.10% of average daily net assets

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

AST Small-Cap Growth Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Small-Cap Value Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST T. Rowe Price Equity Income	0.75% of average daily net assets

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST T. Rowe Price Global Bond Portfolio	0.80% of average daily net assets

0.79% of average daily net assets to $300 million;

0.78% on next $200 million of average daily net assets;

0.77% on next $250 million of average daily net assets;

0.76% on next $2.5 billion of average daily net assets;

0.75% on next $2.75 billion of average daily net assets;

0.72% on next $4 billion of average daily net assets;

0.70% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $250 million of average daily net assets;

0.81% on next $2.25 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST T. Rowe Price Natural Resources Portfolio	0.90% of average daily net assets

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

AST Wellington Management Hedged Equity Portfolio	1.00% of average daily net assets

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

AST Western Asset Core Plus Bond Portfolio	0.70% of average daily net assets

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Western Asset Emerging Markets Debt Portfolio	0.85% of average daily net assets

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

EXHIBIT E

FEES AND EXPENSES OF THE PORTFOLIOS

Introduction

The following pages set forth important information concerning the current expenses paid by each Portfolio, and the expenses which each Portfolio will pay if the Plan is approved.

For each Portfolio to be covered under the Plan, the table entitled “Annual Portfolio Operating Expenses” compares each Portfolio’s “current” and “pro forma” expenses. “Current” expenses are the expenses that each Portfolio paid as of June 30, 2012 (September 30, 2012 for AST Franklin Templeton Founding Funds Allocation Portfolio, AST MFS Large-Cap Value Portfolio, and AST Western Asset Emerging Markets Debt Portfolio). “Pro Forma” expenses are the estimated or projected expenses which each Portfolio would have paid as of this same date if the Plan was in effect and the fee reductions proposed by the Manager were also in effect.

AST Academic Strategies Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Academic Strategies Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.72%	0.71%
Distribution and/or Service Fees (12b-1 fees)	None	0.04%
Other Expenses	0.07%†	0.03%
Dividend Expense on Short Sales	0.09%	0.09%
Broker Fees and Expenses on Short Sales	0.01%	0.01%
Acquired Fund Fees and Expenses	0.67%	0.66%
Total Annual Portfolio Operating Expenses	1.56%	1.54%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%	1.54%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Academic Strategies Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$159	$493	$850	$1,856
Pro Forma	$157	$486	$839	$1,834

AST Advanced Strategies Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Advanced Strategies Portfolio	Current	Pro Forma
Management Fee	0.85%	0.81%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.03%	0.99%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Advanced Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$101	$315	$547	$1,213

AST BlackRock Global Strategies Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST BlackRock Global Strategies Portfolio	Current	Pro Forma
Management Fee	1.00%	0.97%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.15%	1.12%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.12%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST BlackRock Global Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$117	$365	$633	$1,398
Pro Forma	$114	$356	$617	$1,363

AST BlackRock Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST BlackRock Value Portfolio	Current	Pro Forma
Management Fee	0.85%	0.82%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.97%	0.94%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.94%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST BlackRock Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$99	$309	$536	$1,190
Pro Forma	$96	$300	$520	$1,155

AST Bond Portfolio 2015

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2015	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.24%†	0.14%
Total Annual Portfolio Operating Expenses	0.88%	0.87%
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.88%	0.87%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2015

	1 Year	3 Years	5 Years	10 Years
Current	$90	$281	$488	$1,084
Pro Forma	$89	$278	$482	$1,073

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2016

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2016	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.28%†	0.18%
Total Annual Portfolio Operating Expenses	0.92%	0.91%
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.92%	0.91%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2016

	1 Year	3 Years	5 Years	10 Years
Current	$94	$293	$509	$1,131
Pro Forma	$93	$290	$504	$1,120

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2017

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2017	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Total Annual Portfolio Operating Expenses	0.78%	0.77%
Fee Waiver and/or Expense Reimbursement+*	None	-0.01%
Total Annual Portfolio Operating Expenses+*	0.78%	0.76%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2017

	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$78	$243	$422	$942

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2018

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2018	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.77%	0.76%
Fee Waiver and/or Expense Reimbursement+*	None	-0.01%
Total Annual Portfolio Operating Expenses+*	0.77%	0.75%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2018

	1 Year	3 Years	5 Years	10 Years
Current	$79	$246	$428	$954
Pro Forma	$77	$240	$417	$930

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2019

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2019	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.29%†	0.19%
Total Annual Portfolio Operating Expenses	0.93%	0.92%
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.93%	0.92%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2019

	1 Year	3 Years	5 Years	10 Years
Current	$95	$296	$515	$1,143
Pro Forma	$94	$293	$509	$1,131

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2020

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2020	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	1.11%†	1.01%
Total Annual Portfolio Operating Expenses	1.75%	1.74%
Fee Waiver and/or Expense Reimbursement+*	-0.75%	-0.75%
Total Annual Portfolio Operating Expenses+*	1.00%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2020

	1 Year	3 Years	5 Years	10 Years
Current	$102	$400	$804	$1,934
Pro Forma	$101	$396	$797	$1,920

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2021

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2021	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.77%	0.76%
Fee Waiver and/or Expense Reimbursement+*	None	-0.01%
Total Annual Portfolio Operating Expenses+*	0.77%	0.75%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2021

	1 Year	3 Years	5 Years	10 Years
Current	$79	$246	$428	$954
Pro Forma	$77	$240	$417	$930

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2022

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2022	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Total Annual Portfolio Operating Expenses	0.78%	0.77%
Fee Waiver and/or Expense Reimbursement+*	None	-0.01%
Total Annual Portfolio Operating Expenses+*	0.78%	0.76%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2022

	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$78	$243	$422	$942

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Bond Portfolio 2023

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2023	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	1.20%†	1.10%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.85%	1.84%
Fee Waiver and/or Expense Reimbursement+*	-0.84%	-0.84%
Total Annual Portfolio Operating Expenses+*	1.01%	1.00%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2023

	1 Year	3 Years	5 Years	10 Years
Current	$103	$413	$839	$2,027
Pro Forma	$102	$410	$834	$2,016

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Cohen & Steers Realty Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Cohen & Steers Realty Portfolio	Current	Pro Forma
Management Fee	1.00%	0.98%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	1.13%	1.11%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	1.11%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Cohen & Steers Realty Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$113	$353	$612	$1,352

AST Federated Aggressive Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Federated Aggressive Growth Portfolio	Current	Pro Forma
Management Fee	0.95%	0.93%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.17%†	0.07%
Total Annual Portfolio Operating Expenses	1.12%	1.10%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.10%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Federated Aggressive Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$114	$356	$617	$1,363
Pro Forma	$112	$350	$606	$1,340

AST FI Pyramis® Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST FI Pyramis® Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.85%	0.82%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.21%†	0.11%
Dividend Expense on Short Sales	0.20%	0.20%
Broker Fees and Expenses on Short Sales	0.07%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.34%	1.31%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	1.31%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST FI Pyramis® Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$136	$425	$734	$1,613
Pro Forma	$133	$415	$718	$1,579

AST First Trust Balanced Target Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST First Trust Balanced Target Portfolio	Current	Pro Forma
Management Fee	0.85%	0.82%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.98%	0.95%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	0.95%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST First Trust Balanced Target Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$100	$312	$542	$1,201
Pro Forma	$97	$303	$525	$1,166

AST First Trust Capital Appreciation Target Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST First Trust Capital Appreciation Target Portfolio	Current	Pro Forma
Management Fee	0.85%	0.81%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.98%	0.94%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	0.94%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST First Trust Capital Appreciation Target Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$100	$312	$542	$1,201
Pro Forma	$96	$300	$520	$1,155

AST Franklin Templeton Founding Funds Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Franklin Templeton Founding Funds Allocation Portfolio	Current	Pro Forma
Management Fee	0.95%	0.91%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	1.07%	1.03%
Fee Waiver and/or Expense Reimbursement+	None	None
Total Annual Portfolio Operating Expenses+	1.07%	1.03%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Franklin Templeton Founding Funds Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$109	$340	$590	$1,306
Pro Forma	$105	$328	$569	$1,259

+

The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2015. This expense limitation may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, terminate or modify this waiver after June 30, 2015 will be subject to review by the Manager and the Board of Trustees of the Trust.

AST Global Real Estate Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Global Real Estate Portfolio	Current		Pro Forma
Management Fee	1.00%		0.99%
Distribution and/or Service Fees (12b-1 fees)	None		0.10%
Other Expenses	0.17	% †	0.07%
Total Annual Portfolio Operating Expenses	1.17%		1.16%
Fee Waiver and/or Expense Reimbursement	None		None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%		1.16%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Global Real Estate Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$119	$372	$644	$1,420
Pro Forma	$118	$368	$638	$1,409

AST Goldman Sachs Concentrated Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Concentrated Growth Portfolio	Current	Pro Forma
Management Fee	0.90%	0.88%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	1.03%	1.01%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.01%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Concentrated Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$103	$322	$558	$1,236

AST Goldman Sachs Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.75%	0.72%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.87%	0.84%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.84%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$89	$278	$482	$1,073
Pro Forma	$86	$268	$466	$1,037

AST Goldman Sachs Mid-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Mid-Cap Growth Portfolio	Current	Pro Forma
Management Fee	1.00%	0.99%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Total Annual Portfolio Operating Expenses	1.14%	1.13%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	1.13%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Mid-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$116	$362	$628	$1,386
Pro Forma	$115	$359	$622	$1,375

AST Goldman Sachs Small-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Small-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.95%	0.94%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.13%	1.12%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	1.12%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Small-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$114	$356	$617	$1,363

AST High Yield Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST High Yield Portfolio	Current	Pro Forma
Management Fee	0.75%	0.72%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.88%	0.85%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%	0.85%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST High Yield Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$90	$281	$488	$1,084
Pro Forma	$87	$271	$471	$1,049

AST International Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST International Growth Portfolio	Current	Pro Forma
Management Fee	1.00%	0.97%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.15%†	0.05%
Total Annual Portfolio Operating Expenses	1.15%	1.12%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.12%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST International Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$117	$365	$633	$1,398
Pro Forma	$114	$356	$617	$1,363

AST International Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST International Value Portfolio	Current	Pro Forma
Management Fee	1.00%	0.97%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.15%†	0.05%
Total Annual Portfolio Operating Expenses	1.15%	1.12%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.12%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST International Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$117	$365	$633	$1,398
Pro Forma	$114	$356	$617	$1,363

AST Investment Grade Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Investment Grade Bond Portfolio	Current	Pro Forma
Management Fee	0.64%	0.63%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.76%	0.75%
Fee Waiver and/or Expense Reimbursement+*	None	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+*	0.76%	0.71%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Investment Grade Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$78	$243	$422	$942
Pro Forma	$73	$227	$395	$883

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10	% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

AST Jennison Large-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Jennison Large-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.90%	0.87%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	1.02%	0.99%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Jennison Large-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$101	$315	$547	$1,213

AST Jennison Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Jennison Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.75%	0.73%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.87%	0.85%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.85%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Jennison Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$89	$278	$482	$1,073
Pro Forma	$87	$271	$471	$1,049

AST J.P. Morgan Global Thematic Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST J.P. Morgan Global Thematic Portfolio	Current	Pro Forma
Management Fee	0.95%	0.92%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.15%†	0.05%
Total Annual Portfolio Operating Expenses	1.10%	1.07%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.07%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST J.P. Morgan Global Thematic Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$112	$350	$606	$1,340
Pro Forma	$109	$340	$590	$1,306

AST J.P. Morgan International Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST J.P. Morgan International Equity Portfolio	Current	Pro Forma
Management Fee	0.88%	0.87%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.19%†	0.09%
Total Annual Portfolio Operating Expenses	1.07%	1.06%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07%	1.06%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST J.P. Morgan International Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$109	$340	$590	$1,306
Pro Forma	$108	$337	$585	$1,294

AST J.P. Morgan Strategic Opportunities Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST J.P. Morgan Strategic Opportunities Portfolio	Current	Pro Forma
Management Fee	1.00%	0.97%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.15%†	0.05%
Dividend Expense on Short Sales	0.12%	0.12%
Broker Fees and Expenses on Short Sales	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.28%	1.25%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.28%	1.25%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST J.P. Morgan Strategic Opportunities Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$130	$406	$702	$1,545
Pro Forma	$127	$397	$686	$1,511

AST Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.75%	0.72%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.88%	0.85%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%	0.85%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$90	$281	$488	$1,084
Pro Forma	$87	$271	$471	$1,049

AST Lord Abbett Core Fixed-Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Lord Abbett Core Fixed-Income Portfolio	Current	Pro Forma
Management Fee	0.80%	0.77%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.92%	0.89%
Fee Waiver and/or Expense Reimbursement+	-0.13%	-0.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	0.79%	0.76%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Lord Abbett Core Fixed-Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$81	$267	$483	$1,107
Pro Forma	$78	$257	$467	$1,071

+

The Manager has contractually agreed to waive a portion of its investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Trust’s Board of Trustees.

AST Marsico Capital Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Marsico Capital Growth Portfolio	Current	Pro Forma
Management Fee	0.90%	0.87%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	1.02%	0.99%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Marsico Capital Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$101	$315	$547	$1,213

AST MFS Global Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST MFS Global Equity Portfolio	Current	Pro Forma
Management Fee	1.00%	0.99%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.19%†	0.09%
Total Annual Portfolio Operating Expenses	1.19%	1.18%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	1.18%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST MFS Global Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$121	$378	$654	$1,443
Pro Forma	$120	$375	$649	$1,432

AST MFS Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST MFS Growth Portfolio	Current	Pro Forma
Management Fee	0.90%	0.87%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	1.02%	0.99%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST MFS Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$101	$315	$547	$1,213

AST MFS Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST MFS Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.85%	0.83%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.16%†	0.06%
Total Annual Portfolio Operating Expenses	1.01%	0.99%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST MFS Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$103	$322	$558	$1,236
Pro Forma	$101	$315	$547	$1,213

AST Mid-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Mid-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.95%	0.94%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Total Annual Portfolio Operating Expenses	1.09%	1.08%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%	1.08%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Mid-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$111	$347	$601	$1,329
Pro Forma	$110	$343	$595	$1,317

AST Moderate Asset Allocation Portfolio*

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Moderate Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.30%	0.92%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.02%	0.04%
Acquired Fund Fees and Expenses	0.71%	None
Total Annual Portfolio Operating Expenses	1.03%	1.06%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.06%

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Moderate Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$108	$337	$585	$1,294

*	Pending shareholder approval, the Portfolio will be restructured so that it is no longer managed as a fund-of-funds and will change its name to the AST RCM World Trends Portfolio. At that time, the contractual management fee rate will change from 0.30% to 0.95%. If the Plan is approved by shareholders, the Portfolio’s contractual management fee rate will be the rate set out in Exhibit D. The 12b-1 fee, if approved by shareholders, will be waived until such time as the restructuring is completed and the Portfolio no longer is managed as a fund-of-funds.

AST Money Market Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Money Market Portfolio	Current	Pro Forma
Management Fee	0.50%	0.46%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.62%	0.58%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.62%	0.58%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Money Market Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$63	$199	$346	$774
Pro Forma	$59	$186	$324	$726

AST Neuberger Berman Core Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Neuberger Berman Core Bond Portfolio	Current	Pro Forma
Management Fee	0.70%	0.68%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.83%	0.81%
Fee Waiver and/or Expense Reimbursement+	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	0.82%	0.80%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Neuberger Berman Core Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$84	$263	$458	$1,023
Pro Forma	$82	$257	$448	$1,000

+

The Manager has contractually agreed to waive a portion of its investment management fees so that the Portfolio’s investment management fee would equal 0.70% of the Portfolio’s first $500 million of average daily net assets, 0.675% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Manager and the Board of Trustees of the Trust.

AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Neuberger Berman Mid-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.90%	0.88%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	1.03%	1.01%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.01%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Neuberger Berman Mid-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$103	$322	$558	$1,236

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.90%	0.89%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Total Annual Portfolio Operating Expenses	1.04%	1.03%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%	1.03%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$106	$331	$574	$1,271
Pro Forma	$105	$328	$569	$1,259

AST New Discovery Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST New Discovery Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.85%	0.84%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.19%†	0.09%
Total Annual Portfolio Operating Expenses	1.04%	1.03%
Fee Waiver and/or Expense Reimbursement+	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	1.04%	1.03%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST New Discovery Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$106	$331	$574	$1,271
Pro Forma	$105	$328	$569	$1,259

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses, so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.08% of its average daily net assets through June 30, 2015. This expense limitation may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.

AST Parametric Emerging Markets Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Parametric Emerging Markets Equity Portfolio	Current	Pro Forma
Management Fee	1.10%	1.07%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.34%†	0.24%
Total Annual Portfolio Operating Expenses	1.44%	1.41%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.44%	1.41%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Parametric Emerging Markets Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$147	$456	$787	$1,724
Pro Forma	$144	$446	$771	$1,691

AST PIMCO Limited Maturity Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST PIMCO Limited Maturity Bond Portfolio	Current	Pro Forma
Management Fee	0.65%	0.62%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.78%	0.75%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.75%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST PIMCO Limited Maturity Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$77	$240	$417	$930

AST PIMCO Total Return Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST PIMCO Total Return Bond Portfolio	Current	Pro Forma
Management Fee	0.65%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.78%	0.73%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.73%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST PIMCO Total Return Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$75	$233	$406	$906

AST Prudential Core Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Prudential Core Bond Portfolio	Current	Pro Forma
Management Fee	0.70%	0.67%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.82%	0.79%
Fee Waiver and/or Expense Reimbursement+	-0.03%	-0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	0.79%	0.76%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Prudential Core Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$81	$256	$449	$1,008
Pro Forma	$78	$246	$433	$972

+

The Manager has contractually agreed to waive a portion of its investment management fees so that the Portfolio’s investment management fee would equal 0.70% of the Portfolio’s first $500 million of average daily net assets, 0.675% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Manager and the Board of Trustees of the Trust.

AST QMA US Equity Alpha Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST QMA US Equity Alpha Portfolio	Current	Pro Forma
Management Fee	1.00%	0.99%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.16%†	0.06%
Dividend Expense on Short Sales	0.29%	0.29%
Broker Fees and Expenses on Short Sales	0.25%	0.25%
Total Annual Portfolio Operating Expenses	1.70%	1.69%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.70%	1.69%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST QMA US Equity Alpha Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$173	$536	$923	$2,009
Pro Forma	$172	$533	$918	$1,998

AST Schroders Global Tactical Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Schroders Global Tactical Portfolio	Current	Pro Forma
Management Fee	0.95%	0.92%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.24%	1.21%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	1.21%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Schroders Global Tactical Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$126	$393	$681	$1,500
Pro Forma	$123	$384	$665	$1,466

AST Schroders Multi-Asset World Strategies Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Schroders Multi-Asset World Strategies Portfolio	Current	Pro Forma
Management Fee	1.10%	1.07%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.15%†	0.05%
Acquired Fund Fees and Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.38%	1.35%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	1.35%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Schroders Multi-Asset World Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$140	$437	$755	$1,657
Pro Forma	$137	$428	$739	$1,624

AST Small-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Small-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.90%	0.88%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	1.03%	1.01%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.01%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Small-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$103	$322	$558	$1,236

AST Small-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Small-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.90%	0.88%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.07%	1.05%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07%	1.05%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Small-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$109	$340	$590	$1,306
Pro Forma	$107	$334	$579	$1,283

AST T. Rowe Price Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.85%	0.81%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.97%	0.93%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.93%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$99	$309	$536	$1,190
Pro Forma	$95	$296	$515	$1,143

AST T. Rowe Price Equity Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Equity Income Portfolio	Current	Pro Forma
Management Fee	0.75%	0.72%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.11%†	0.01%
Total Annual Portfolio Operating Expenses	0.86%	0.83%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%	0.83%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Equity Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$88	$274	$477	$1,061
Pro Forma	$85	$265	$460	$1,025

AST T. Rowe Price Global Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Global Bond Portfolio	Current	Pro Forma
Management Fee	0.80%	0.79%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.18%†	0.08%
Total Annual Portfolio Operating Expenses	0.98%	0.97%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	0.97%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Global Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$100	$312	$542	$1,201
Pro Forma	$99	$309	$536	$1,190

AST T. Rowe Price Large-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Large-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.87%	0.84%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.12%†	0.02%
Total Annual Portfolio Operating Expenses	0.99%	0.96%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.96%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Large-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$101	$315	$547	$1,213
Pro Forma	$98	$306	$531	$1,178

AST T. Rowe Price Natural Resources Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Natural Resources Portfolio	Current	Pro Forma
Management Fee	0.90%	0.88%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.14%†	0.04%
Total Annual Portfolio Operating Expenses	1.04%	1.02%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%	1.02%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Natural Resources Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$106	$331	$574	$1,271
Pro Forma	$104	$325	$563	$1,248

AST Wellington Management Hedged Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Wellington Management Hedged Equity Portfolio	Current	Pro Forma
Management Fee	1.00%	0.98%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.16%†	0.06%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.19%	1.17%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	1.17%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Wellington Management Hedged Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$121	$378	$654	$1,443
Pro Forma	$119	$372	$644	$1,420

AST Western Asset Core Plus Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Western Asset Core Plus Bond Portfolio	Current	Pro Forma
Management Fee	0.70%	0.67%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.13%†	0.03%
Total Annual Portfolio Operating Expenses	0.83%	0.80%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83%	0.80%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Western Asset Core Plus Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$85	$265	$460	$1,025
Pro Forma	$82	$255	$444	$990

AST Western Asset Emerging Markets Debt Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Western Asset Emerging Markets Debt Portfolio	Current	Pro Forma
Management Fee	0.85%	0.83%
Distribution and/or Service Fees (12b-1 fees)	None	0.10%
Other Expenses	0.21%†	0.11%
Total Annual Portfolio Operating Expenses	1.06%	1.04%
Fee Waiver and/or Expense Reimbursement+	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+	1.01%	0.99%

†	Includes current administrative services fee.

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Western Asset Emerging Markets Debt Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$103	$327	$575	$1,285
Pro Forma	$101	$321	$564	$1,262

+

The Manager has contractually agreed to waive a portion of its investment management fees so that the Portfolio’s investment management fee would equal 0.80% of the Portfolio’s average daily net assets through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Manager and the Board of Trustees of the Trust

EXHIBIT F

OUTSTANDING SHARES

The following table sets forth the outstanding shares of each Portfolio as of November 16, 2012.

Portfolio	Outstanding Shares
AST Academic Strategies Asset Allocation Portfolio	649,603,728.757
AST Advanced Strategies Portfolio	501,885,839.727
AST Balanced Asset Allocation Portfolio	731,017,236.038
AST BlackRock Global Strategies Portfolio	167,513,185.532
AST BlackRock Value Portfolio	95,289,054.044
AST Bond Portfolio 2015	9,621,593.030
AST Bond Portfolio 2016	6,760,792.666
AST Bond Portfolio 2017	30,714,842.084
AST Bond Portfolio 2018	43,058,584.247
AST Bond Portfolio 2019	17,920,890.167
AST Bond Portfolio 2020	589,580.344
AST Bond Portfolio 2021	27,894,922.774
AST Bond Portfolio 2022	35,127,697.618
AST Bond Portfolio 2023	14,077,660.095
AST Capital Growth Asset Allocation Portfolio	744,135,611.784
AST Cohen & Steers Realty Portfolio	85,636,903.763
AST Federated Aggressive Growth Portfolio	68,860,518.840
AST FI Pyramis® Asset Allocation Portfolio	159,466,087.151
AST First Trust Balanced Target Portfolio	387,846,594.432
AST First Trust Capital Appreciation Target Portfolio	469,099,617.742
AST Franklin Templeton Founding Funds Allocation Portfolio	335,923,947.463
AST Global Real Estate Portfolio	56,839,852.672
AST Goldman Sachs Concentrated Growth Portfolio	42,841,831.073
AST Goldman Sachs Large-Cap Value Portfolio	81,488,298.341
AST Goldman Sachs Mid-Cap Growth Portfolio	105,193,844.064
AST Goldman Sachs Small-Cap Value Portfolio	46,063,624.883
AST High Yield Portfolio	204,933,431.783
AST Horizon Moderate Asset Allocation Portfolio	240,028,134.802
AST International Growth Portfolio	211,989,475.378
AST International Value Portfolio	136,336,201.395
AST Investment Grade Bond Portfolio	1,163,442,143.422
AST Jennison Large-Cap Growth Portfolio	94,947,270.937
AST Jennison Large-Cap Value Portfolio	110,704,199.966
AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	200,619,285.636
AST J.P. Morgan International Equity Portfolio	17,142,956.532
AST J.P. Morgan Strategic Opportunities Portfolio	188,632,369.305
AST Large-Cap Value Portfolio	126,318,296.651
AST Lord Abbett Core Fixed-Income Portfolio	210,529,501.297
AST MFS Global Equity Portfolio	28,714,410.163
AST MFS Growth Portfolio	152,114,432.081
AST MFS Large-Cap Value Portfolio	63,052,343.186
AST Marsico Capital Growth Portfolio	111,275,549.817
AST Mid-Cap Value Portfolio	48,312,676.308
AST Moderate Asset Allocation Portfolio	338,797,743.727
AST Money Market Portfolio	2,953,988,295.150
AST Neuberger Berman Core Bond Portfolio	101,218,745.179
AST Neuberger Berman Mid-Cap Growth Portfolio	27,490,546.759
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	29,401,868.219
AST New Discovery Asset Allocation Portfolio	37,422,982.774
AST Parametric Emerging Markets Equity Portfolio	148,901,577.758
AST PIMCO Limited Maturity Bond Portfolio	114,650,319.894
AST PIMCO Total Return Bond Portfolio	650,170,534.555
AST Preservation Asset Allocation Portfolio	622,361,500.683

F-1

Portfolio	Outstanding Shares
AST Prudential Core Bond Portfolio	248,865,356.834
AST QMA US Equity Alpha Portfolio	30,145,227.823
AST Quantitative Modeling Portfolio	18,533,901.989
AST Schroders Global Tactical Portfolio	236,251,906.354
AST Schroders Multi-Asset World Strategies Portfolio	251,418,327.700
AST Small-Cap Growth Portfolio	29,551,015.934
AST Small-Cap Value Portfolio	57,082,885.912
AST T. Rowe Price Asset Allocation Portfolio	378,931,490.019
AST T. Rowe Price Equity Income Portfolio	247,787,463.992
AST T. Rowe Price Global Bond Portfolio	42,910,388.760
AST T. Rowe Price Large-Cap Growth Portfolio	140,654,605.586
AST T. Rowe Price Natural Resources Portfolio	37,344,681.209
AST Wellington Management Hedged Equity Portfolio	95,259,556.769
AST Western Asset Core Plus Bond Portfolio	272,027,407.189
AST Western Asset Emerging Markets Debt Portfolio	61,757,270.521

F-2

EXHIBIT G

FIVE PERCENT OWNER REPORT

The following table sets forth information regarding the shareholders who owned beneficially or of record 5% or more of the outstanding shares of the Portfolio as of November 16, 2012. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio	Shareholder Name/ Address*	No. of Shares/% of Portfolio
AST Academic Strategies Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	330,359,413.727/50.8555%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	289,075,340.274/44.5003%

AST Advanced Strategies Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	321,009,026.524/63.9606%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	150,831,739.846/30.0530%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	29,696,620.514/5.9170%

AST Balanced Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	431,859,773.871/59.0766%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	243,984,955.739/33.3761%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	44,168,221.574/6.0420%

AST BlackRock Global Strategies Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	130,525,064.363/77.9193%

	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	16,156,499.925/9.6449%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	10,033,808.376/5.9899%

AST BlackRock Value Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	24,169,124.118/25.3640%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	19,523,695.885/20.4889%

*	unless otherwise noted, the address is 213 Washington Street, Newark, NJ 07102.

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	13,442,322.705/14.1069%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	11,758,802.763/12.3401%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	9,905,806.819/10.3955%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	6,237,377.189/6.5457%

AST Bond Portfolio 2015	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	9,618,944.532/99.9725%

AST Bond Portfolio 2016	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	6,758,217.724/99.9619%

AST Bond Portfolio 2017	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	15,286,741.006/49.7691%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	13,591,557.110/44.2501%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	1,836,083.191/5.9778%

AST Bond Portfolio 2018	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	27,222,033.907/63.2197%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	14,018,662.472/32.5565%

AST Bond Portfolio 2019	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	14,809,100.697/82.6312%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	2,863,114.617/15.9755%

AST Bond Portfolio 2020	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	445,760.485/75.3994%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	121,694.064/20.5843%

AST Bond Portfolio 2021	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	13,868,080.575/49.7147%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	11,936,682.098/42.7909%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	2,065,615.235/7.4049%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
AST Bond Portfolio 2022	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	23,580,204.973/67.1256%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	9,858,636.912/28.0645%

AST Bond Portfolio 2023	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	10,579,828.754/75.1483%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	3,085,998.569/21.9198%

AST Capital Growth Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	370,644,509.822/49.8087%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	344,232,376.333/46.2594%

AST Cohen & Steers Realty Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	35,190,265.009/41.0924%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	23,584,592.395/27.5402%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	22,935,703.843/26.7825%

AST Federated Aggressive Growth Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	27,441,840.354/39.8513%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	11,602,813.059/16.8497%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,861,055.392/12.8681%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	5,699,073.500/8.2763%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	4,652,867.786/6.7570%

AST FI Pyramis® Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	116,016,778.715/72.7533%

	Pru Annuity Distributor Inc. Attn Separate Accounts 7th Floor	32,759,830.801/20.5435%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	10,669,221.244/6.6906%

AST First Trust Balanced Target Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	223,380,731.916/57.5951%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	141,040,753.960/36.3651%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	23,058,039.853/5.9451%

AST First Trust Capital Appreciation Target Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	256,519,960.973/54.6835%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	191,017,492.315/40.7200%

AST Franklin Templeton Founding Funds Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	211,518,081.977/62.9661%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	105,695,582.050/31.4641%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	18,398,331.491/5.4769%

AST Global Real Estate Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	45,109,416.852/79.3623%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	6,975,411.029/12.2720%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	4,034,708.253/7.0984%

AST Goldman Sachs Concentrated Growth Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	10,762,779.467/25.1221%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	8,875,840.214/20.7177%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,741,831.020/20.4049%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	4,412,691.743/10.3000%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	3,450,627.976/8.0543%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	2,877,009.365/6.7154%

AST Goldman Sachs Large-Cap Value Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	35,340,564.309/43.3689%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	13,166,586.921/16.1576%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	10,647,670.446/13.0665%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	7,996,867.261/9.8135%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	5,398,114.519/6.6244%

AST Goldman Sachs Mid-Cap Growth Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	40,464,825.553/38.4669%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	33,749,731.890/32.0834%

	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	11,726,650.590/11.1477%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	5,349,074.600/5.0850%

AST Goldman Sachs Small-Cap Value Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	15,306,896.732/33.2299%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	13,187,346.949/28.6286%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	4,614,973.945/10.0187%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	3,543,134.215/7.6918%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	2,880,840.145/6.2541%

AST High Yield Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	55,434,451.747/27.0500%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	55,310,403.274/26.9895%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	30,138,268.208/14.7064%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	26,176,578.518/12.7732%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	21,463,963.289/10.4736%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	13,008,247.245/6.3476%

AST Horizon Moderate Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	145,076,582.309/60.4415%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	82,240,052.312/34.2627%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	12,660,088.260/5.2744%

AST International Growth Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	46,145,241.721/21.7677%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	37,273,431.766/17.5827%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	37,231,724.380/17.5630%

	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	31,442,588.195/14.8322%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	18,869,228.772/8.9010%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	14,216,104.937/6.7060%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	13,890,493.530/6.5524%

AST International Value Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	35,333,073.737/25.9161%

	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	31,764,062.548/23.2983%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	28,680,719.921/21.0368%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	14,520,275.678/10.6503%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	9,308,354.810/6.8275%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,912,770.719/6.5374%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
AST Investment Grade Bond Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	679,235,882.576/58.3816%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	424,014,365.311/36.4448%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor 213 Washington St Newark, NJ 07102	59,384,303.735/5.1042%

AST Jennison Large-Cap Growth Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	31,609,021.789/33.2911%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	25,695,838.228/27.0633%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	12,970,814.448/13.6611%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,570,132.867/9.0262%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	5,286,540.029/5.5679%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	5,235,053.361/5.5136%

AST Jennison Large-Cap Value Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	36,967,983.380/33.3935%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	29,921,641.662/27.0285%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	15,157,664.230/13.6920%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	9,409,186.469/8.4994%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	6,753,119.756/6.1002%

AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	131,764,470.696/65.6789%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	59,112,711.326/29.4651%

AST J.P. Morgan International Equity Portfolio	Prudential Annuities Life Assurance Corporation. Attn Separate Accounts 7th Floor	9,131,234.558/53.2652%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	6,864,749.927/40.0441%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	872,163.562/5.0876%

AST J.P. Morgan Strategic Opportunities Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	92,676,566.644/49.1308%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	85,535,132.123/45.3449%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	9,825,341.355/5.2087%

AST Large-Cap Value Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	32,824,288.539/25.9854%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	26,495,492.279/20.9752%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	15,933,130.522/12.6135%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	15,502,205.932/12.2723%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	13,453,890.161/10.6508%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,221,841.711/6.5088%

AST Lord Abbett Core Fixed-Income Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	51,077,336.139/24.2614%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	43,350,405.240/20.5911%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	35,687,539.077/16.9513%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	31,780,436.376/15.0955%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	21,531,610.078/10.2274%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	11,131,907.529/5.2876%

AST MFS Global Equity Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	14,283,509.733/49.7434%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	13,014,119.235/45.3226%

AST MFS Growth Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	45,157,659.107/29.6866%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	36,689,385.246/24.1196%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	19,842,069.600/13.0442%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	18,511,536.175/12.1695%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	12,080,167.965/7.9415%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	7,819,661.011/5.1406%

AST MFS Large-Cap Value Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	22,478,650.455/35.6508%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	18,147,224.092/28.7812%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	9,208,765.274/14.6049%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	5,531,209.214/8.7724%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	3,972,889.784/6.3009%

AST Marsico Capital Growth Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	35,684,965.984/32.0690%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	23,315,653.476/20.9531%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	18,946,048.625/17.0263%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	9,561,834.074/8.5929%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	8,905,952.916/8.0035%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	6,297,784.187/5.6596%

AST Mid-Cap Value Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	21,647,039.600/44.8061%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	6,930,700.980/14.3455%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	5,324,754.772/11.0214%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	4,960,949.116/10.2684%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	4,012,404.640/8.3051%

AST Moderate Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	227,331,309.485/67.0994%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	89,353,428.956/26.3737%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	21,814,290.756/6.4387%

AST Money Market Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	1,165,480,136.860/39.4545%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	673,613,244.960/22.8035%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	592,967,255.610/20.0735%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	240,222,072.010/8.1321%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
AST Neuberger Berman Core Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	36,838,647.720/36.3951%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	25,763,098.079/25.4529%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	15,525,791.751/15.3389%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	7,981,800.370/7.8857%

AST Neuberger Berman Mid-Cap Growth Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	10,805,117.355/39.3049%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	7,545,993.804/27.4494%

	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	3,604,784.827/13.1128%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	1,686,127.838/6.1335%

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	20,031,477.305/68.1300%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	8,215,499.767/27.9421%

AST New Discovery Asset Allocation Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	18,700,294.101/49.9701%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	16,370,923.769/43.7456%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	2,151,198.871/5.7483%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
AST Parametric Emerging Markets Equity Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	62,844,143.108/42.2052%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	23,826,115.829/16.0013%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	19,806,258.292/13.3016%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	16,064,325.412/10.7886%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	14,977,686.951/10.0588%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,131,038.222/5.4607%

AST PIMCO Limited Maturity Bond Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	65,717,822.966/57.3202%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	21,443,382.768/18.7033%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	11,631,628.425/10.1453%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,230,452.176/7.1787%

AST PIMCO Total Return Bond Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor 213 Washington St Newark, NJ 07102	190,004,186.457/29.2238%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	187,506,969.450/28.8397%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	94,156,294.401/14.4818%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	66,002,772.618/10.1516%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	39,703,358.676/6.1066%

AST Preservation Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	343,430,234.685/55.1818%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	241,311,543.708/38.7735%

AST Prudential Core Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	90,640,728.893/36.4216%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	63,688,328.067/25.5915%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	38,216,344.543/15.3562%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	20,160,047.643/8.1008%

AST QMA US Equity Alpha Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	15,407,245.374/51.1101%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	9,381,910.405/31.1224%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	4,682,751.346/15.5340%

AST Quantitative Modeling Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	17,876,670.791/96.4539%

AST Schroders Global Tactical Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	163,164,808.060/69.0639%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	58,981,888.647/24.9657%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	13,944,001.391/5.9022%

AST Schroders Multi-Asset World Strategies Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	153,983,942.754/61.2461%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	85,705,911.419/34.0890%

AST Small-Cap Growth Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	5,749,327.171/19.4556%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	5,714,109.595/19.3364%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	4,612,264.043/15.6078%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	3,735,456.692/12.6407%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St	3,034,849.427/10.2699%

	Advanced Series Trust AST Advanced Strategies Portfolio Attn Ted Lockwood & Edward Campbell 2 Gateway Ctr. 6th Fl Newark, NJ 07102	2,052,576.358/6.9459%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	1,541,128.484/5.2152%

AST Small-Cap Value Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	20,636,988.907/36.1527%

	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	9,283,471.295/16.2631%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	6,701,384.215/11.7397%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St	5,433,034.807/9.5178%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	4,748,957.798/8.3194%

	Advanced Series Trust AST Advanced Strategies Portfolio Attn Ted Lockwood & Edward Campbell 2 Gateway Ctr. 6th Fl Newark, NJ 07102	3,765,998.342/6.5974%

AST T. Rowe Price Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	252,461,358.694/66.6245%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	98,668,261.079/26.0386%

	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	27,223,758.111/7.1844%

AST T. Rowe Price Equity Income Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St	72,929,410.049/29.4322%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	58,943,653.569/23.7880%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	29,884,021.339/12.0603%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	20,349,403.596/8.2124%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	20,313,354.985/8.1979%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	18,264,101.593/7.3709%

	Advanced Series Trust AST Horizon Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	13,114,983.630/5.2928%

AST T. Rowe Price Global Bond Portfolio	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	23,889,976.293/55.6741%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	16,971,071.479/39.5500%

AST T. Rowe Price Large-Cap Growth Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	31,169,527.345/22.1603%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	26,902,333.722/19.1265%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	25,330,529.677/18.0090%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	22,632,769.724/16.0910%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	12,785,249.394/9.0898%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	8,442,568.202/6.0023%

AST T. Rowe Price Natural Resources Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	15,399,529.064/41.2362%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	12,844,069.737/34.3933%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	2,620,247.801/7.0164%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	2,088,639.584/5.5929%

AST Wellington Management Hedged Equity Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	58,324,818.506/61.2273%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	26,738,443.954/28.0690%

	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	5,363,587.044/5.6305%

Portfolio	Shareholder Name/ Address	No. of Shares/% of Portfolio
AST Western Asset Core Plus Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	73,055,503.842/26.8559%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	51,179,457.154/18.8141%

	Prudential Annuities Life Assurance Corporation Attn Separate Accounts 7th Floor	39,671,883.890/14.5838%

	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	39,016,182.541/14.3427%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	30,806,817.244/11.3249%

	Advanced Series Trust AST Moderate Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	16,134,992.778/5.9314%

AST Western Asset Emerging Markets Debt Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	33,409,227.801/54.0976%

	Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	12,699,283.246/20.5632%

	Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	9,321,125.567/15.0932%

	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St Newark, NJ 07102	6,062,966.565/9.8174%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy voting instruction below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS
	THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect the Board of Trustees.

Nominees:			☐	☐	☐

01) Susan DavenportAustin 02) Sherry S. Barrat 03) Kay Ryan Booth 04) Timothy S. Cronin 05) Delayne Dedrick Gold		06) Robert F. Gunia 07) W. Scott McDonald, Jr. 08) Thomas T. Mooney 09) Thomas M. O’Brien 10) Robert F. O’Donnell 11) F. Don Schwartz

						For	Against	Abstain
2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the Portfolio.						☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Prudential Insurance Company of America

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance & Annuity Company

Pramerica of Bermuda Life Assurance Company, Ltd.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Zurich American Life Insurance Company

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2013

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated December 21, 2012 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to this Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the voting instruction card below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37965-TBD	KEEP THIS PORTION FOR YOUR RECORDS
	THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect the Board of Trustees.

Nominees:			☐	☐	☐

01) Susan DavenportAustin 02) Sherry S. Barrat 03) Kay Ryan Booth 04) Timothy S. Cronin 05) Delayne Dedrick Gold		06) Robert F. Gunia 07) W. Scott McDonald, Jr. 08) Thomas T. Mooney 09) Thomas M. O’Brien 10) Robert F. O’Donnell 11) F. Don Schwartz

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Prudential Insurance Company of America

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance & Annuity Company

Pramerica of Bermuda Life Assurance Company, Ltd.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Zurich American Life Insurance Company

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2013

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated December 21, 2012 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.